OFFICE LEASE
BASIC LEASE INFORMATION

1.    Date of Lease: November 19, 2020
2.    Tenant: Revance Therapeutics, Inc.
3.    Landlord: 1222 Demonbreun, LP

4.    Building:
a.Name: 1222 Demonbreun at Gulch Union
b.Address: 1222 Demonbreun Street, Nashville, Tennessee 37203

5.    Project: The Building, together with all improvements constructed thereon, all common areas serving such improvements, and such additions, deletions and other changes as Landlord may from time to time designate.

6.    Premises:
a.    Suite No.: 2000 (on the 20th floor of the Building) and Suite No. 900 (on the 9th floor of the Building.
b.    Premises Rentable Area: 40,661 square feet comprised of 30,591 rentable square feet (on the 20th floor of the Building) and 10,070 rentable square feet (on the 9th floor of the Building).

7.    Basic Rent:

Rental Period	Annual NNN 9th Floor Basic Rent	Annual Increase Per Square Foot of 9th Floor Premises NNN Basic Rent	9th Floor Monthly Basic Rent
Months 1-6	$0.00	N/A	$0.00
Months 7-12	$32.50	$0.98	$27,272.92
Months 13-24	$33.48	$1.00	$28,091.10
Months 25-36	$34.48	$1.03	$28,933.84
Months 37-48	$35.51	$1.07	$29,801.85
Months 49-60	$36.58	$1.10	$30,695.91
Months 61-72	$37.68	$1.13	$31,616.79
Months 73-84	$38.81	$1.16	$32,565.29
Months 85-96	$39.97	$1.20	$33,542.25
Months 97-108	$41.17	$1.24	$34,548.51
Months 109-120	$42.41	$1.27	$35,584.97
Months 121-132	$43.68	$1.31	$36,652.52
Months 122-144	$44.99	$1.35	$37,752.10
Months 145-150	$46.34	$1.39	$38,884.66

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB
1

Rental Period	Annual NNN 20th Floor Basic Rent	Annual Increase Per Square Foot of 20th Floor Premises NNN Basic Rent	20th Floor Monthly Basic Rent
Months 1-6	$0.00	N/A	$0.00
Months 7-12	$34.00	$1.02	$86,674.50
Months 13-24	$35.02	$1.05	$89,274.74
Months 25-36	$36.07	$1.08	$91,952.98
Months 37-48	$37.15	$1.11	$94,711.57
Months 49-60	$38.27	$1.15	$97,552.91
Months 61-72	$39.42	$1.18	$100,479.50
Months 73-84	$40.60	$1.22	$103,493.89
Months 85-96	$41.82	$1.25	$106,598.70
Months 97-108	$43.07	$1.29	$109,796.66
Months 109-120	$44.36	$1.33	$113,090.56
Months 121-132	$45.69	$1.37	$116,483.28
Months 122-144	$47.06	$1.41	$119,977.78
Months 145-150	$48.48	$1.45	$123,577.11

8.    Tenant’s Share: 12.30%, which is the percentage obtained by dividing (a) the 40,661 square feet of Premises Rentable Area by (b) the 330,475 rentable square feet in the Project.
9.    Term: One hundred fifty (150) months, with one (1) 7-year option(s) as set forth in Section 1.5.
10.    Estimated Completion Date: June 1, 2021
11.    Commencement Date: The “Commencement Date” of this Lease shall be the earlier of the following: (i) June 1, 2021; and (ii) the date upon which Tenant commences conducting full business operations in the Premises. The Commencement Date is subject to Section 1.2.1 of this Lease and Exhibit D attached to this Lease.
12.    Expiration Date: The “Expiration Date” of this Lease shall be at 5:00 p.m. on the date that is one hundred fifty (150) full calendar months after the Commencement Date. The Expiration Date is subject to subsection 1.2.1 of this Lease and Exhibit D attached to this Lease.
13.    Permitted Use: Class A office use and Tenant’s Customer Experience Center. “Tenant’s Customer Experience Center” shall mean a marketing and demonstration center for Tenant’s products directed to physicians and other medical practitioners, but which shall not be open to patients or the general public.
14.    Security Deposit: $198,040.14

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB
2

15.    Addresses:

Landlord:
1222 Demonbreun, LP
500 W. 5th Street
Suite 700
Austin, TX 78701
Attention: O. Jamil Alam
Phone: (512) 682-5500
Fax: (512) 682-5506
Email: jalam@endeavor-re.com

cc:
500 W. 5th Street
Suite 700
Austin, TX 78701
Attention: Will Marsh
Phone: (512) 682-5550
Fax: (512) 682-5506
Email: wmarsh@endeavor-re.com

Tenant:
Revance Therapeutics, Inc.
7555 Gateway Boulevard
Newark, CA 94560
Attention: Brian Blagg, Vice President, Engineering, Facilities, EHS and Supply Chain
Phone: (510) 742-3420
Email: bblagg@revance.com

17.    Parking: 2.76 parking access cards/1,000 square feet of Premises Rentable Area, initially consisting of the following:

45     Unreserved
5    Reserved

On the first anniversary of the Commencement Date Tenant shall license an additional 62 parking access cards, up to 6 of which may be reserved and the balance of which shall be unreserved.

(Subject to the above and Exhibit F)

18.    Tenant Improvements:

Construction Allowance: $75.00 per square foot of Premises Rentable Area.
(Subject to Exhibit D)

Additional Construction Allowance: $50.00 per square foot of the Premises Rentable Area (Subject to Exhibit D)

Test Fit Allowance: Up to $0.12 per square foot of Premises Rentable Area, to be credited against the Construction Allowance.

19.    Broker:    Landlord’s Broker:    Cushman & Wakefield
            Tenant’s Broker:    Jones Lang Lasalle

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB
3

TABLE OF CONTENTS
FOR OFFICE LEASE
Addendum #1     Letter of Credit
Addendum #2    Temporary Premises
EXHIBITS TO OFFICE LEASE *

Exhibit A    Legal Description
Exhibit B    Premises Floor Plan
Exhibit C    Rules and Regulations
Exhibit D    Work Letter
Exhibit E    Acceptance of Premises Memorandum
Exhibit F    Parking Agreement
Exhibit G    Janitorial Services
Exhibit H    Tenant Requirements for LEED
Exhibit I    Top of Garage Signage
Exhibit J    Subordination, Non-Disturbance and Attornment Agreement

* These exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant undertakes to provide such information to the Securities and Exchange Commission upon request.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB
4

OFFICE LEASE

This Office Lease (this “Lease”) is made by and between 1222 Demonbreun, LP, a Texas limited partnership (“Landlord”), and REVANCE THERAPEUTICS, INC., a Delaware corporation (“Tenant”). The Basic Lease Information attached hereto as pages (i) through (iii) (the “Basic Lease Information”) and all exhibits and other attachments to this Lease are incorporated into this Lease and made a part hereof. Capitalized terms used in this Lease without definitions have the respective meanings assigned to them in the Basic Lease Information.
ARTICLE 1
TERM AND POSSESSION

SECTION 1.1    LEASE OF PREMISES, COMMENCEMENT AND EXPIRATION.
1.1.1Lease of Premises. The Building will be a Class A building constructed on the condominium unit described in Exhibit A attached hereto (the “Land”). A multi-level, structured parking garage will be referred to herein as the “Parking Facilities” associated with the Project. In consideration of the mutual covenants herein, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, subject to all the terms and conditions of this Lease. The Premises are shown as the crosshatched area on Exhibit B attached hereto. The Project, the Parking Facilities, the Land and all other improvements located thereon and appurtenances thereto are referred to collectively herein as the “Property”.
1.1.2Rentable Area. The agreed rentable area of the Premises is stipulated to be the Premises Rentable Area, which is set forth in the Basic Lease Information and has been determined by applying the ANSI/BOMA Z65.1-2017 (Modified) standards.
1.1.3Term and Commencement. The Term of this Lease shall commence on the Commencement Date (as such Commencement Date may be adjusted pursuant to subsection 1.2.1 below or the Work Letter (herein so called) attached hereto as Exhibit D) and, unless sooner terminated pursuant to the terms of this Lease, shall expire, without notice to Tenant, on the Expiration Date (as such Expiration Date may be adjusted pursuant to subsection 1.2.1 below or the Work Letter). In the event the Commencement Date occurs on a day other than on the first day of the month, such partial month shall be added to the Term and the Expiration Date shall be the last day of the last month of the Term.
SECTION 1.2    COMPLETION AND DELIVERY OF PREMISES.
1.2.1Landlord’s Work and Tenant’s Work. Landlord has constructed the Base Building upon the Land in compliance with the Work Letter attached hereto as Exhibit D and shall tender the Premises to Tenant on the Date of Lease. Tenant has had the opportunity to inspect the Premises prior ot execution of this Lease and Tenant shall accept possession of the Premises in “as is, where is” condition subject to Section 7.1. Any Tenant Improvements (as defined in Exhibit D) involving venting, opening, sealing, waterproofing or any altering of the roof shall be performed by Landlord’s roofing contractor at Tenant’s expense. Tenant shall provide Landlord with a certificate from Landlord’s roofing contractor that all of the Tenant Improvements involving

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

venting, opening, sealing, waterproofing or in any way altering the roof has been performed in compliance with Exhibit D. Tenant hereby holds Landlord harmless from any damage to the Premises, resulting, directly or indirectly, from Tenant’s venting, opening, sealing, waterproofing or other altering of the roof unless such a certificate from Landlord’s roofing contractor has been delivered to Landlord before the date of any such damage. Tenant agrees to furnish to Landlord a certificate of occupancy from all applicable local authorities on or before the Commencement Date.
1.2.2Acceptance of Premises Memorandum. Landlord and Tenant each agree that at the request of either they will, following the Commencement Date, execute and deliver the Acceptance of Premises Memorandum (herein so called) in the form attached hereto as Exhibit E acknowledging that Tenant has accepted possession of the Premises and reciting the exact Commencement Date and Expiration Date of this Lease. In the event Tenant occupies the Premises for the purpose of conducting its business therefrom and fails to execute and deliver an Acceptance of Premises Memorandum within thirty (30) days after Landlord submits such agreement to Tenant, the Premises shall be deemed to be Substantially Complete (as defined in the Work Letter) and suitable for the Permitted Use without Tenant’s execution of an Acceptance of Premises Memorandum. If Tenant fails to execute and deliver an Acceptance of Premises Memorandum within ten (10) business days after Landlord submits such agreement to Tenant, Landlord may send to Tenant a five (5) business day reminder stating substantially the following in all capitalized letters: “THIS IS A SECOND REQUEST FOR EXECUTION OF THE ACCEPTANCE OF PREMISES MEMORANDUM UNDER SECTION 1.2.2 OF THE LEASE. IF TENANT FAILS TO DELIVER THE EXECUTED AGREEMENT WITHIN FIVE (5) BUSINESS DAYS AFTER THE DATE HEREOF, THEN LANDLORD SHALL HAVE THE RIGHT TO ASSESS A FEE AS PROVIDED IN THE LEASE.” If Tenant fails to execute and deliver the Acceptance of Premises Memorandum within five (5) business days after Landlord submits such second notice to Tenant, then Landlord shall have the right to assess a fee of $100.00 per day until such agreement is executed by Tenant and delivered to Landlord.
1.2.3Occupancy of the Premises. Tenant shall have no right to occupy any portion of the Premises prior to Substantial Completion. Notwithstanding the foregoing, Tenant and Tenant’s contractors and consultants shall have the right to enter upon the Premises with Landlord’s prior written approval, such approval not to be unreasonably withheld, to perform installation of Tenant’s telephone systems, office equipment, trade fixtures and furnishings, provided Tenant and Tenant’s contractors shall not interfere with the construction of the Landlord’s Work and further provided that such entry shall be subject to all terms and conditions of this Lease, other than the obligation to pay Rent, and the Work Letter.
1.2.4Defects. Landlord shall have no liability for any defects in the Landlord’s Work if Landlord has not received written notice of such defects from Tenant within one (1) year from the Date of Lease, whether or not such defects are discovered within such one (1) year period.
SECTION 1.3    REDELIVERY OF THE PREMISES. Upon the expiration or earlier termination of this Lease or upon the exercise by Landlord of its right to re-enter the Premises without terminating this Lease, Tenant shall immediately deliver to Landlord the Premises in a safe, clean, neat, sanitary and operational condition, ordinary wear and tear, damage by casualty and/or condemnation excepted,

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

together with all keys and parking and access cards. All Tenant Improvements and fixtures installed in the Premises shall remain therein and become the property of Landlord. All cabling installed by Tenant shall be removed. Any of Tenant’s property remaining in the Premises after the termination of this Lease shall be deemed abandoned and Landlord shall have the right to dispose of the same at Tenant’s expense, in accordance with any applicable law.
SECTION 1.4    HOLDING OVER. In the event Tenant retains possession of the Premises after the expiration or earlier termination of this Lease, such possession shall constitute a tenancy at will only, terminable immediately upon notice from Landlord, subject, however, to all of the terms, provisions, covenants and agreements on the part of Tenant hereunder. In such event, Tenant shall be subject to eviction and removal by legal process and shall pay Landlord as rent for the period of such holdover an amount equal to (a) one hundred fifty percent (150%) of the Base Annual Rent; plus (b) Additional Rent (each as hereinafter defined) in effect immediately preceding expiration or termination, as applicable, which payments shall be due and payable on or before the first (1st) day of each month during any holdover period. Tenant shall also pay to Landlord any actual and consequential damages sustained by Landlord as a result of such holdover but Tenant shall not be liable for punitive or exemplary damages.
SECTION 1.5    RENEWAL OPTION.
1.5.1    Provided no Event of Default shall have occurred and be continuing under this Lease, Landlord hereby grants to Tenant the option to renew this Lease for the period set forth in the Basic Lease Information upon the same terms and conditions set forth herein, except that the Basic Rent shall be as set forth below during such renewal term. Tenant agrees to notify Landlord in writing not less than fifteen (15) months nor more than eighteen (18) months prior to the expiration date of the Term preceding the renewal period in question Option (the “Tenant Extension Notice”). If Tenant fails to give the Tenant Extension Notice within such period, this renewal option shall be deemed null and void. The renewal option shall be personal to Tenant and shall not inure to the benefit of assignees or sublessees (other than transfers to Affiliates permitted under Section 11.1). The renewal option shall be conditioned upon Tenant occupying at least seventy percent (70%) of the original Premises (i.e., Tenant shall not have subleased more than thirty percent (30%) of the Premises except to an Affiliate permitted under Section 11.1; it being understood that Tenant must renew with respect to all of the Premises and shall not be entitled to contract the Premises in connection with such renewal). The renewal option shall be for the entire Premises for the period set forth in the Basic Lease Information (the “Extension Term”), at the Prevailing Market Rate. Landlord shall provide Tenant with a written proposal setting forth its determination, in its sole but reasonable discretion, of the Prevailing Market Rate to extend the Term (the “Landlord Extension Notice”) within thirty (30) days of receipt of the Tenant Extension Notice. Tenant shall provide Landlord with written notice within thirty (30) days from its receipt of the Landlord Extension Notice either accepting such proposal or electing to negotiate the Prevailing Market Rate with Landlord (the “Tenant Response”). The “Prevailing Market Rate” shall mean the then prevailing market rate for lease renewals and extensions with the same term as the Extension Term in Class A+ multi-story office buildings including the Building of the same age and quality in the Nashville downtown and “South Gulch” submarket for space comparable to this Lease and the Premises, and taking into account the quality, level of LEED certification, floor level on which the space is located, any rental abatement, rent escalations, other concessions, tenant improvement allowances, leasing commissions, parking, parking rates, the extent of the services to be provided, the distinction between a “gross” and “net” lease, the base year or other estimated operating expenses per square feet for escalation purposes, and any other relevant

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

term or condition. Landlord and Tenant will have twenty (20) days after the date of the Tenant Response (the “Negotiation Period”) within which to negotiate, in good faith, the Prevailing Market Rate.
1.5.2    If Landlord and Tenant are unable to agree upon the Prevailing Market Rate within the Negotiation Period, then the Prevailing Market Rate shall be determined by an appraisal and the following will apply:
(a)    Within ten (10) days following the Negotiation Period, Landlord shall send written notice to Tenant ("Landlord's Appraiser Notice") designating the name of Landlord’s independent, third party Appraiser (“Landlord’s Appraiser”).
(b)    Within five (5) days of receipt of Landlord’s Appraiser Notice, Tenant shall notify Landlord of either (i) Tenant’s acceptance of Landlord’s Appraiser; or (ii) the name of Tenant’s independent third party Appraiser (“Tenant’s Appraiser”). If Tenant fails to so notify Landlord, Tenant shall be deemed to have accepted Landlord’s Appraiser.
(c)    If Tenant accepts Landlord’s Appraiser, the Prevailing Market Rate shall be determined by Landlord’s Appraiser within fifteen (15) days of Landlord's Appraiser Notice.
(d)    If Tenant does not accept Landlord’s Appraiser, within fifteen (15) days of Landlord's Appraiser Notice Landlord’s Appraiser and Tenant’s Appraiser shall each notify Landlord and Tenant as to what they believe the Prevailing Market Rate to be. Such two Appraisers shall select an independent third party Appraiser no later than ten (10) days after appointment of Tenant’s Appraiser, and within five (5) days after receipt of the determination of the Prevailing Market Rate of both Landlord’s Appraiser and Tenant’s Appraiser, the third Appraiser shall select the one (1) of the two (2) rates set by Landlord’s Appraiser and Tenant’s Appraiser that is closer to the third Appraiser’s opinion of the Prevailing Market Rate as the Prevailing Market Rate.
(e)    Each party shall bear the cost of its Appraiser; provided, however (A) if Tenant accepts Landlord’s Appraiser, the parties shall share equally the cost of Landlord’s Appraiser; or (B) if a third Appraiser is appointed, the parties shall share equally the cost of such third Appraiser.
(f)    “Appraiser” shall mean a real estate broker who has a minimum of five (5) years’ experience in the Nashville Central Business District commercial office leasing market, who is licensed by the State of Tennessee, and who is not affiliated with either party or involved in an active transaction with either party.
1.5.3    Tenant’s rights under this Section are conditioned upon no Event of Default shall have occurred and be continuing at the time of the Tenant Extension Notice, at the time of the Landlord Extension Notice or at the time of commencement of the applicable Extension Term (the “Extension Test Dates”).
SECTION 1.6    RIGHT OF FIRST REFUSAL. Tenant shall have a right to lease the First Refusal Space (the “First Refusal Right”) on and subject to the following terms and conditions:

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

1.6.1    The “First Refusal Space” shall mean the last remaining unleased full floor in the Building that is the subject of a Third Party Offer, as defined below. It is understood that as long as at least one (1) unleased full floor would remain in the Building following Landlord’s lease of any space in the Building to another tenant (even if such tenant leases a full floor or multiple floors), the First Refusal Right shall not apply to any such lease.
1.6.2    Should Landlord receive from a prospective third party tenant an offer to lease the First Refusal Space or any premises within the Building containing all or a portion of the First Refusal Space that Landlord is willing to accept or should Landlord give a prospective tenant an offer to lease the First Refusal Space or any premises within the Building containing all or a portion of the First Refusal Space, which offer Landlord anticipates the prospective tenant will accept (the “Third Party Offer”), Landlord agrees promptly to so notify Tenant in writing of the relevant economic terms of the Third Party Offer (the “Landlord ROFR Notice”). If Tenant elects to exercise the First Refusal Right, Tenant must lease all of the space subject to the Third Party Offer upon all of the terms and conditions set forth in the Landlord ROFR Notice. Tenant shall have a period of five (5) business days after the date of the Landlord ROFR Notice within which to exercise the First Refusal Right (the “Acceptance Period”) by delivery to Landlord of written notice of its exercise on or before the last day of the Acceptance Period (the “Tenant ROFR Notice”). If Tenant fails to duly and timely exercise the First Refusal Right, or elects not to exercise the First Refusal Right, the same shall lapse, and be of no further force or effect, and Landlord shall be free to lease the First Refusal Space to such third party or to a different third party upon terms and conditions that are not materially more favorable to the third party than those set forth in the Third Party Offer. It is also understood that the First Refusal Right shall have also lapsed with respect to space subject any expansion options that may have been set forth in the Third Party Offer. “Materially more favorable to the third party” as used herein shall mean, taking into consideration both (i) the base rent; and (ii) tenant improvement allowance, abated rent and other concessions (the “Concessions”) offered to the prospective third party tenant, that when the Concessions are amortized on a straight line basis over the life of the lease and the base rent is adjusted for any differences, the base rent offered to the prospective third tenant is less than 95% of the base rent contained in the Third Party Offer. By way of example, all else being equal:

Offer	Proposal 1	Proposal 2
RSF: 30,591	RSF: 30,591	RSF: 30,591
Term: 90 months	Term: 90 months	Term: 90 months
Abated Base Rent: 6 months	Abated Base Rent: 6 months	Abated Base Rent: 6 months
Base Rent: $34.00 NNN	Base Rent: $32.00 NNN	Base Rent: $35.00 NNN
Annual Base Rent Bumps: 3.0%	Annual Base Rent Bumps: 3.0%	Annual Base Rent Bumps: 3.0%
TI Allowance: $60/RSF	TI Allowance: $50/RSF	TI Allowance: $80/RSF

Comparing Proposal #1 to the Offer, when amortizing the $10/RSF reduction in TI over an 84-month rent paying term, that equates to a $1.43/RSF per year ($10/84x12 months) increase in the Proposal #1 Base Rent in order to level-set Proposal #1 against the Offer. So the equivalent Base Rent for Proposal #1 would be $33.43 NNN ($32.00 + $1.43). Since $33.43/$34.00 = 98.33%, Proposal #1 would not result in the need for the Landlord to re-offer to Tenant.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

Comparing Proposal #2 to the Offer, when reverse-amortizing $20/RSF increase in TI over an 84-month rent paying term, that equates to a $2.86/RSF per year ($20/84x12 months) reduction in the Proposal #2 Base Rent in order to level-set Proposal #2 against the Offer. So the equivalent Base Rent for Proposal #2 would be $32.14 NNN ($35.00 - $2.86). Since $32.14/$34.00 = 94.53%, Proposal #2 would result in the need for the Landlord to re-offer to Tenant.

1.6.3    Tenant’s lease of the First Refusal Space will commence on the date contained in the Third Party Offer (the “ROFR Commencement Date”). Landlord and Tenant will execute an amendment to this Lease adding the First Refusal Space to the Premises within thirty (30) days after Landlord’s receipt of the Tenant ROFR Notice, upon all the same terms as this Lease except as modified by the terms in the Landlord ROFR Notice. No delay in executing said amendment shall delay the ROFR Commencement Date.
1.6.4    Tenant shall accept the First Refusal Space in either its existing “as is” condition or as provided in the Landlord ROFR Notice (including any improvement allowance provided for therein).
1.6.5    Tenant’s improvements to the First Refusal Space or any premises within the Building containing all or a portion of the First Refusal Space which may be contained in the Third Party Offer shall be designed and installed in accordance with the parties’ agreement at the time the First Refusal Right is exercised.
1.6.6    Tenant’s rights under this Section are conditioned upon the following:
(a)    Tenant’s rights are and shall be subject and subordinate to the rights and options of tenants under other leases of portions of the Building and their successors or assigns, as such rights and options exist on the date hereof. Tenant acknowledges that Landlord may make simultaneous offers to lease any portion of the First Refusal Space to Tenant and to any tenant holding such superior rights, and thus if the tenant holding such superior right elects to accept such offer from Landlord, Landlord will not be bound by its offer to Tenant. Further, Landlord may enter into short term or temporary (i.e., not to exceed one (1) year in the aggregate or in successive periods) leases or license agreements with new, prospective, or existing tenants for all or any portion of the First Refusal Space while such prospective or new tenant’s lease is being negotiated or permanent space is being constructed, or while such existing tenant’s space is being remodeled or reconstructed, without triggering this First Refusal Right and without being obligated to give Tenant the Landlord ROFR Notice in connection therewith.
(b)    Tenant’s rights are personal to the named Tenant, and in the event of any assignment of this Lease or sublease by Tenant that is not a transfer to an Affiliate under Section 11.1, such rights shall thenceforth be void and of no further force or effect.
(c)    No Event of Default shall have occurred and be continuing, at the time of the Tenant ROFR Notice, at the time of Tenant’s occupancy of the First Refusal Space or on the ROFR Commencement Date (the “ROFR Test Dates”).

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

(d)    On all of the ROFR Test Dates, Tenant must be in occupancy of the entirety of the Premises and no portion of the Premises may be listed for assignment or sublease except to an Affiliate under Section 11.1.
(e)    Tenant’s rights under this Section shall expire on the earlier to occur of (i) December 31, 2021; or (ii) the date Tenant leases a full floor in the Building in addition to the initial Premises (the “ROFR Expiration Date”).
SECTION 1.7    RIGHT OF FIRST OFFER. If Tenant has not leased a full floor in the Building in addition to the initial Premises prior to January 1, 2022, then for the balance of the Initial Term after the ROFR Expiration Date, Landlord will notify Tenant (the “Landlord ROFO Notice”) of the rental rate (the “ROFO Rate”) and other terms and conditions upon which it would be willing to lease the First Offer Space to Tenant for a term that expires on the expiration of the Initial Term (the “Right of First Offer”). This Right of First Offer is on and subject to the following terms and conditions:
1.7.1    This Right of First Offer shall be an ongoing right throughout the Initial Term after the ROFR Expiration Date.
1.7.2    The “First Offer Space” shall mean the lowest unencumbered vacant full floor in the Building on January 1, 2022. The First Offer Space shall be “available for lease” if (x) the space is not then leased to a third party; or (y) the space will become vacant because the current tenant’s lease has or will expire without a renewal, extension or expansion thereof (whether pursuant to a stated option or otherwise) and such tenant has vacated or will be vacating the First Offer Space and, in any event, any tenant with a prior right has not exercised or does not exercise such right.
1.7.3    Notwithstanding anything in this Section to the contrary, if prior to Landlord’s delivery to Tenant of the Landlord ROFO Notice, Landlord has received a bona fide arms-length offer from a third party (a “Third Party Offer”) to lease all or part of the First Offer Space, together with any additional space in the Office Building (collectively, the “Third Party Offer Space”) and Landlord is willing to accept the terms of such Third Party Offer, then the following terms shall apply: (i) the Third Party Offer Space shall be deemed to be the First Offer Space for purposes of this Section, and Tenant must exercise its rights hereunder (if at all) as to all of the Third Party Offer Space, for the term of the Third Party Offer, with the rent payable for the Third Party Offer Space to be the rent payable in the Third Party Offer together with a build-out period, tenant improvement allowance and rent and other abatements or concessions having an economic impact on rent for the Third Party Offer Space, if any, provided in the Third Party Offer (the “Economic Terms”); (ii) Landlord shall not be obligated to disclose in the Landlord ROFO Notice any of the terms contained in the Third Party Offer except for the proposed rent start date and the location and the rentable square footage of the Third Party Offer Space and the Economic Terms; and (iii) if Tenant elects to lease the Third Party Offer Space; Tenant must begin paying rent with respect to the Third Party Offer Space, subject to applicable rent abatements, if any, on the earliest of (A) the date on which Tenant occupies any portion of the Third Party Offer Space and begins conducting business therein, (B) the date on which any tenant finish work therein is substantially completed, (C) the date on which any tenant finish work therein would have been substantially completed but for any Tenant Delay, and (D) the proposed rent start date contained in the Third Party Offer.
1.7.4    Tenant shall have five (5) business days after receipt of the Landlord ROFO Notice to notify Landlord in writing whether Tenant will lease the First Offer Space upon such terms and conditions set

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

forth in the Landlord ROFO Notice (the “Tenant ROFO Notice”). If Tenant elects to lease the First Offer Space, Tenant must lease all of the First Offer Space in the Landlord ROFO Notice upon all of the terms and conditions set forth in the Landlord ROFO Notice. If Tenant does not deliver its notice of intent to lease the First Offer Space or elects not to lease the First Offer Space within such 10-business day period, then the Right of First Offer to lease the First Offer Space will lapse and be of no further effect and Landlord will have the right to lease all or any portion of the First Offer Space to any third party on the same or any other terms and conditions, whether or not such terms and conditions are more or less favorable than those offered to Tenant; provided, however, if Landlord has not leased any portion of the First Offer Space to a third party within one hundred eighty (180) days after Tenant has elected not to, or has been deemed to have elected not to, lease the First Offer Space, then the Right of First Offer will once again apply to the First Offer Space that is not Additional Space. It is understood that if Landlord leases any portion of the First Offer Space, the Right of First Offer shall not be available unless and until all of the First Offer Space once again becomes available for lease.
1.7.5    The lease of the First Offer Space will commence when the First Offer Space is delivered to Tenant in “as-is” condition (the “First Offer Space Delivery Date”), and all rental obligations for such space shall commence on the earliest to occur of (i) the date Tenant occupies the First Offer Space for the purpose of conducting business; and (ii) if Tenant elects to lease Third Party Offer Space, rent shall commence as set forth in Section 1.6.3 above (the “ROFO Commencement Date”). Landlord and Tenant will execute an amendment to this Lease adding the First Offer Space to the Premises within ten (10) days after Landlord’s receipt of the Tenant ROFO Notice, upon all the same terms as this Lease except as modified by the terms in the Landlord ROFO Notice; provided however, no delay in executing said amendment shall delay the ROFO Commencement Date.
1.7.6    Tenant’s rights under this Section are conditioned upon the following:
(a)    Tenant’s rights are and shall be subject and subordinate to the rights and options of tenants under other leases of portions of the Building and their successors or assigns, as such rights and options exist on the date hereof under such tenant’s lease. Accordingly, Landlord shall not be obligated to give Tenant a Landlord ROFO Notice prior to or in conjunction with the exercise of any such rights or options. Tenant acknowledges that Landlord may make simultaneous offers to lease any portion of the First Offer Space to Tenant and to any tenant holding superior rights under such tenant’s lease with respect to the First Offer Space, and thus if the tenant holding such superior rights elects to accept such offer from Landlord, Landlord will not be bound by its offer to Tenant.
(b)    Tenant’s rights are personal to the named Tenant, and in the event of any assignment of this Lease or sublease by Tenant that is not a transfer to an Affiliate under Section 11.1, such rights shall thenceforth be void and of no further force or effect.
(c)    No Event of Default shall have occurred or be continuing at the time of the Landlord ROFO Notice, at the time of the Tenant ROFO Notice, at the time of Tenant’s occupancy of the First Offer Space or on the ROFO Commencement Date (the “ROFO Test Dates”).
(d)    On all of the ROFO Test Dates, Tenant must be in occupancy of the entirety of the Premises and no portion of the Premises may be listed for assignment or sublease except to an Affiliate under Section 11.1.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

(e)    If, as a result of leasing the First Offer Space pursuant to this Section, Tenant would lease less than all of any floor:
(A)    The location, size and configuration of the First Offer Space shall be designated and approved by Landlord taking into account marketability of residual space, as determined in Landlord’s sole judgment.
(B)    If the Premises adjoins an elevator lobby, Tenant must provide at least one double-door elevator lobby entrance into the Premises on such floor.
(C)    Tenant shall pay all costs in order to demise the portion of the Premises including the First Offer Space from the remainder of the space on such floor, including but not limited to, if applicable, the separation of utilities and HVAC and provision or modification of common area corridors.

ARTICLE 2
RENT

SECTION 2.1    BASIC RENT. Tenant shall pay as annual rent for the Premises the product of the Premises Rentable Area times the annual rate per square foot of Premises Rentable Area shown in the Basic Lease Information (such product is herein called “Basic Annual Rent”). The Basic Annual Rent shall be payable in monthly installments equal to the applicable Basic Monthly Rent shown in the Basic Lease Information, and the monthly installments of Basic Annual Rent shall be due in advance, without demand, offset or deduction, except as expressly set forth in this Lease, commencing on the Commencement Date and continuing on the first (1st) day of each calendar month thereafter unless otherwise provided herein. If the Commencement Date occurs on a day other than the first day of the calendar month, the Basic Monthly Rent for such partial month shall be prorated. Upon execution of this Lease, Tenant shall pay to Landlord an amount equal to the initial monthly installment of Rent due hereunder and such amount shall be applied to the first installment of Rent due hereunder. Payments shall be made by wire transfer to Account Name: 1222 Demonbreun LP - Operating Account, Account Number: 1501041843, Bank Name: IBC, Bank Address: 500 W 5th St., Ste. 100, Austin, TX 78701, ABA Number 114902528, Reference: [Tenant Name] Rental Payment. Important: Please contact Daniel Honerkamp/USA at Daniel.Honerkamp@cushwake.com or 314-384-8576 prior to sending wire transfer. All payments shall be in the form set forth above unless otherwise designated by Landlord. Any payment by check shall not be deemed made if the check is not duly honored with good funds.
Payment shall be made to such other place as Landlord may designate from time to time.

SECTION 2.2    ADDITIONAL RENT.
2.2.1    Definitions. For purposes of this Lease, the following definitions shall apply:
(a)    “Additional Rent” shall mean the sum of: (i) Tenant’s Share multiplied by the Operating Expenses (hereinafter defined) and Taxes (hereinafter defined) for the calendar year in question, plus (ii) any applicable rental, excise, sales, transaction,

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

business activity tax or levy, imposed upon or measured by the rental required to be paid by Tenant under this Lease during the calendar year in question (“Rental Tax”). For the avoidance of doubt, Landlord and Tenant stipulate and agree that no Rental Tax is assessed upon rents under applicable law as of the Commencement Date. In the event that during all or any portion of any calendar year, the Project is not fully rented and occupied, Landlord shall make an appropriate adjustment in Operating Expenses and Taxes that vary with occupancy for such year for the purpose of avoiding distortion of the amount of such Operating Expenses and Taxes to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing consistent and sound accounting and management principles to determine Operating Expenses and Taxes that would have been paid or incurred by Landlord had the Project been one hundred percent (100%) rented and occupied, and the amount so determined shall be deemed to have been Operating Expenses and Taxes for such year.
(b)    “Operating Expenses” shall mean all of the costs and expenses Landlord incurs, pays or becomes obligated to pay in connection with owning, operating, maintaining, repairing, replacing, insuring and managing the Property (including without limitation rent allocable to the management office) for a particular calendar year or portion thereof, as reasonably determined by Landlord in accordance with sound accounting principles and all taxes thereon. Operating Expenses shall include all costs of Landlord incurred in decontaminating the Common Areas and Service Corridors in the event Landlord learns of any possible exposure of Building occupants to or contamination of the Building by persons who have recently entered the Building who have been diagnosed with an infectious disease that poses a risk to public health (a “Public Health Risk”). Notwithstanding the foregoing, the term Operating Expenses shall not include:
(i)    management fees payable to the property management company managing the Property (the “Property Manager”) (which Property Manager may be an affiliate of Landlord and, as of the Date of Lease, is Cushman & Wakefield U.S., Inc., a Missouri corporation) in excess of the lesser of (i) actual management fees charged, or (ii) three percent (3%) of gross revenues from the Property;
(ii)    legal services, if incurred:
(A)    in connection with tenant defaults, lease negotiations or procuring new tenants, or
(B)    as the result of a specific claim or action for which another tenant in the Building is obligated under its lease to pay Landlord’s legal fees; and
(iii)    any capital expenditures except for:
(A)    the cost of any improvements made to the Property by Landlord that are required under any statutes, laws, codes, ordinances, orders, permits, rules or regulations ordinances, orders, permits or regulations (“Legal Requirements”) which were not promulgated, or which were promulgated but were not applicable to the Building, at the

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

Commencement Date the Building was constructed, amortized over such period as Landlord shall reasonably determine (but not less than the useful life of such improvement), together with an amount equal to interest on the unamortized balance thereof at the rate of eight percent (8%) per annum, provided that such sum may in no event exceed the maximum interest allowed to be contracted for under applicable law (such sum is herein called the “Amortization Rate”);
(B)    the cost of any improvement made to the Common Areas (as hereinafter defined) or Service Corridors (as hereinafter defined) of the Property that is required under interpretations or regulations first issued after the Commencement Date under, or amendments made after the Commencement Date to, the provisions of the Americans with Disabilities Act of 1990, 42 U.S.C. §§ 12101-12213 (such statutes, interpretations and regulations are herein collectively called the “Disability Acts”), amortized over such period as Landlord shall reasonably determine (but not less than the useful life of such improvement), together with an amount equal to interest on the unamortized balance thereof at a rate which, on the date the improvement in question is fully completed, is equal to the Amortization Rate;
(C)    the cost of any other equipment installed in, or capital improvement made to, the Building after the Building is initially constructed to the extent such equipment reduces Operating Expenses (but only to the extent of savings realized), increases energy efficiency and/or decreases the Building’s use of natural resources or eliminates waste of the same, amortized over such period as is reasonably determined by Landlord (but not less than the useful life of such improvement), together with an amount equal to interest on the unamortized balance thereof at a rate, which on the date the device or equipment in question is fully installed, is equal to the Amortization Rate;
(iv)    any costs associated with the leasing, marketing, solicitation, negotiation and execution of leases in the Building including without limitation promotional and advertising expenses, commissions, finders fees and referral fees, accounting, legal and other professional fees and expenses relating to the negotiation and preparation of any lease;
(v)    any costs incurred with the design, development, construction, landscaping and clean-up of the Building or curing any defect in same;
(vi)    wages, salaries, fees, and any other form of compensation paid to any executive employee of Landlord;
(vii)    any costs incurred in connection with upgrading the Building to comply with any Legal Requirements in effect prior to the Commencement Date or to comply with a tenant’s separate specific request;

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

(viii)    any costs or expenses related to monitoring, testing, removal, cleaning, abatement or remediation of any Hazardous or Toxic Materials (hereinafter defined) in the Building or on the Land;
(ix)    any costs of any service or items sold or provided to tenants or other occupants for which Landlord or Landlord’s managing agent has been or is entitled to be reimbursed by such tenants or other occupants for such service;
(x)    expenses in connection with services or other benefits which are provided to another tenant or occupant of the Building and which do not benefit Tenant;
(xi)    costs for sculptures, paintings, fountains or other objects of art or the display of such items;
(xii)    any increase in Landlord’s insurance premiums caused by a specific use of another tenant or by Landlord;
(xiii)    any Operating Expense covered by insurance or condemnation proceeds or reimbursed pursuant to warranty or service contracts;
(xiv)    any costs incurred in connection with the renovation of space or construction of improvements for another tenant of the Building;
(xv)    depreciation or deductions for obsolescence of the Project and any project equipment, interest principal payments on mortgages, and other debt costs, if any, penalties and interest, and any other debt service on any debt of Landlord;
(xvi)    electricity costs for which any tenant directly contracts with the applicable utility;
(xvii)    any bad debt loss, rent loss, or reserves for bad debts or rent loss;
(xviii)    costs associated with the operation of the business entity which constitutes Landlord as the same or distinguished from costs of operation of the Project, including partnership, accounting, legal matters, cost of defending any lawsuits with any mortgagee, costs of selling, syndicating, financing, mortgaging, or hypothecating any of the Landlord’s interest in the Project, costs of any disputes between Landlord and its employees (if any) not engaged in Project operations, disputes of Landlord with the Project management company, or outside fees paid in connection with disputes with other tenants;
(xix)    amount paid as ground rental for the Project by the Landlord, if any;
(xx)    overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of Landlord for services in the Project to the extent the same exceeds the cost of such services rendered by qualified, first class, unaffiliated third parties on a comparative basis;

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

(xxi)    any costs expressly excluded from Operating Expenses elsewhere in this Lease;
(xxii)    costs directly resulting from the adjudicated negligence or adjudicated intentional act of Landlord, or its property manager, agents, contractors or employees;
(xxiii)    expenses that Landlord incurs in selling, purchasing, transferring, disposing of the Project or any portion thereof (including air rights, transferable development rights, easements or other real property interest), transfer, deed, recording and gains taxes or fees;
(xxiv)    any increase in costs incurred by Landlord which result from Landlord’s or a related party’s breach of this Lease, or any other lease, license, occupancy agreement or any other agreement to which Landlord is a party except to the extent the cure of such breach is an item for which Landlord is otherwise entitled to pass-through under this Lease (e.g., a maintenance item);
(xxv)    amounts payable by Landlord for withdrawal liability or unfunded pension liability to a multi-employer pension plan (under Title IV of the Employee Retirement Income Security Act of 1974, as amended, or laws of similar application);
(xxvi)    fines, interest, late charges, liabilities or penalties that are assessed against Landlord by a governmental authority by virtue of violations at the Building of applicable laws caused by Landlord;
(c)    “Taxes” shall mean (i) all real estate taxes and other taxes or assessments which are levied with respect to the Property or any portion thereof for each calendar year (but excluding any penalties or interest for late or partial payment and also excluding any income, franchise, inheritance, estate, transfer, excise, gift and capital gain taxes that are or may be payable by Landlord) (ii)  any tax, surcharge or assessment, however denominated, including any sales, business activity, privilege or other tax (other than Rental Tax), upon Landlord or the Property and which is imposed in lieu of real estate taxes or as a means of raising government revenue to replace revenue lost because of a reduction in real estate taxes, and (iii)  the costs and expenses of a consultant, if any, or of contesting the validity or amount of any tax, surcharge or assessment described in clause (i) or (ii) above.
2.2.2    Payment Obligation. In addition to the Basic Rent specified in this Lease, Tenant shall pay to Landlord the Additional Rent in monthly installments as hereinafter provided. By the Commencement Date (or as soon thereafter as is reasonably possible), Landlord shall give Tenant written notice of Tenant’s estimated Additional Rent for the remainder of the calendar year in which the Commencement Date occurs and the amount of the monthly installment of Additional Rent due for each month. Landlord shall use reasonable efforts to provide Tenant with written notice of Tenant’s estimated Additional Rent for the next calendar year and the amount of the monthly installment of Additional Rent due for such year by December 1 of each calendar year or as soon thereafter as is reasonably possible. Landlord shall have the right to increase Tenant’s estimated Additional Rent once during any calendar year if Landlord

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

reasonably believes Operating Expenses have increased (or are likely to increase) during such year. Notwithstanding the foregoing, in no event shall Tenant’s Share of Controllable Expenses increase by more than five percent (5%) per annum on a cumulative and compounding basis. “Controllable Expenses” shall mean all Operating Expenses other than taxes, insurance, utilities, minimum wage, snow removal and costs associated with any Public Health Risk. Beginning on the first day of the seventh (7th) full month following the Commencement Date and continuing on the first day of each month thereafter, Tenant shall pay to Landlord the applicable monthly installment of Additional Rent, without demand, offset or deduction, provided, however, if the applicable installment covers a partial month, then such installment shall be prorated on a daily basis.
(a)    Within ninety (90) days after the end of each calendar year or as soon thereafter as is reasonably possible, Landlord shall prepare and deliver to Tenant a statement showing Tenant’s actual Additional Rent for the applicable calendar year. If Tenant’s total monthly payments of estimated Additional Rent for the applicable year are less than Tenant’s actual Additional Rent, then Tenant shall pay to Landlord the amount of such underpayment. If Tenant’s total monthly payments of estimated Additional Rent for the applicable year are more than Tenant’s actual Additional Rent, then Landlord shall pay such amount to Tenant or, at Landlord’s option, credit against the next Additional Rent payment or payments due from Tenant the amount of such overpayment. This provision shall survive the expiration or earlier termination of this Lease with respect to the calendar year in which the Expiration Date or termination occurs.
(b)    Landlord will cause adequate books and records to be maintained to permit Tenant to verify computations of Operating Expenses and other amounts relevant to Tenant’s obligations under this Lease in accordance with the provisions hereafter set forth. Unless Tenant takes written exception to any item within sixty (60) days after the furnishing of an annual statement or a statement delivered for the final Additional Rent period, such statement shall be considered as final and accepted by Tenant. Within ten (10) business days following a request from Tenant, Landlord shall furnish explanations in reasonable detail for any computation made under this Lease. If Tenant questions such computation following receipt of such explanation, Tenant shall give notice thereof to Landlord, and Landlord and Tenant shall, within twenty (20) business days thereafter, discuss, in good faith, such computation.
(c)    Tenant shall have the right to perform, at Tenant’s expense, an audit of Landlord’s books and records to verify Landlord’s calculation of the actual Operating Expenses for such prior year only, provided that (i) there is no uncured Event of Default by Tenant under this Lease, and (ii) such audit shall be conducted by an unrelated, third party certified public accountant who is not a tenant in the Building and not compensated on a contingent fee basis (and such auditor must certify to that effect to Landlord). Any such audit shall be conducted, if at all, (i) no later than one hundred fifty (150) days after delivery to Tenant of the annual statement in question, (ii) during Landlord’s normal business hours and in a manner that does not unreasonably interfere with the conduct of Landlord’s business, and (iii) on a confidential basis, with Tenant and its auditor each executing Landlord’s confidentiality agreement for Landlord’s benefit

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

prior to commencing the audit. The auditor’s report reflecting the results of such audit shall properly apply the definition of “Operating Expenses” set forth in the Lease and includes a certification that it was prepared in accordance with such definition of Operating Expenses. Prior to finalizing its report, Tenant’s auditor shall present its findings in draft form to Landlord for review at no charge to Landlord. Landlord may discuss the findings with the auditor and offer comments, explanations and suggested changes to the report as Landlord believes appropriate. Tenant’s auditor’s final report and determinations set forth therein (“Tenant’s Auditor’s Report”), if prepared in accordance with this subparagraph and if updated as necessary to properly incorporate Landlord’s comments, explanations and suggested changes, shall be binding on Landlord and Tenant. This subsection 2.2.2(c) will not be construed to limit, suspend, or abate Tenant’s obligation to pay Rent when due. If Tenant does not timely give written notice that it has decided to perform an audit under this subsection 2.2.2(c), the Operating Expenses for the applicable year will be deemed approved for all purposes, and Tenant will have no further right to review or contest the same. If Tenant’s Auditor’s Report reflects an overcharge in the total actual Operating Expenses of more than five percent (5%) in the aggregate for such audited calendar year, then Landlord shall reimburse Tenant for all actual reasonable costs (excluding travel costs) incurred by Tenant in connection with Tenant’s Auditor’s Report. If Tenant’s Auditor’s Report reflects that the actual Operating Expenses were overcharged or undercharged in the audited calendar year, Tenant shall, within twenty (30) days after receipt of such report, pay to Landlord the amount of any underpayment or, if applicable, Landlord shall pay to Tenant the amount of any overpayment.
SECTION 2.3    RENT DEFINED AND NO OFFSETS. Basic Annual Rent, Additional Rent and all other sums (whether or not expressly designated as rent) required to be paid to Landlord by Tenant under this Lease (including, without limitation, any sums payable to Landlord under any addendum, exhibit or schedule attached hereto) shall constitute rent and are sometimes collectively referred to as “Rent”. Each payment of Rent shall be paid by Tenant when due, without prior demand therefor and without deduction or setoff except as expressly provided under this Lease.
SECTION 2.4    LATE CHARGES; INTEREST RATE. If any Rent under this Lease shall not be paid within ten (10) days of the date such payment is due, a “Late Charge” of five cents ($0.05) per dollar so overdue may be charged by Landlord to defray Landlord’s administrative expense incident to the handling of such overdue payments. Furthermore, any amount due from Tenant to Landlord which is not paid within thirty (30) days after the date due shall bear interest at the lower of (i) ten percent (10%) per annum or (ii) the highest rate from time to time allowed by applicable law, from the date such payment is due until paid. Tenant shall not be assessed a Late Charge for the first late payment during any calendar year as long as Tenant pays the same within five (5) days of notice that the same is past due. Landlord may assess the Late Charge for any subsequent late payment occurring during any such year.
ARTICLE 3
SECURITY DEPOSIT

If a Security Deposit is specified in the Basic Lease Information, Tenant will pay Landlord on the Date of Lease such Security Deposit as security for the performance of the terms hereof by Tenant. Tenant shall

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

not be entitled to interest thereon and Landlord may commingle such Security Deposit with any other funds of Landlord. The Security Deposit shall not be considered an advance payment of rental or a measure of Landlord’s damages in case of default by Tenant. If an Event of Default by Tenant shall occur under this Lease, Landlord may, but shall not be required to, from time to time, without prejudice to any other remedy, use, apply or retain all or any part of this Security Deposit for the payment of any Rent or any other sum in default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default, including, without limitation, costs and attorneys’ fees incurred by Landlord to recover possession of the Premises. If Landlord shall use, apply or retain all or any part of the Security Deposit as provided for above, Tenant shall restore the Security Deposit to the amount set forth in the Basic Lease Information within thirty (30) days after receipt of notice from Landlord. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, including an end of Term walk through with Landlord, the Security Deposit shall be returned to Tenant within thirty (30) days after the Expiration Date.
ARTICLE 4
OCCUPANCY AND USE

SECTION 4.1    USE OF PREMISES.

4.1.1    General. The Premises shall, subject to the remaining provisions of this Section, be used solely for the Permitted Use, without Landlord’s prior consent, which shall not be unreasonably withheld, conditioned or delayed. Without limiting the foregoing, Tenant shall comply with all Legal Requirements made applicable by Tenant’s particular use and occupancy of the Premises. Tenant will not do or permit anything which disturbs the quiet enjoyment of any other tenant of the Property. Tenant shall not permit the design density or occupancy of the Premises to exceed a ratio of more than six (6) persons per 1,000 square feet of Premises Rentable Area. If Tenant violates the foregoing provision, in addition to any other remedy to which Landlord may be entitled on account of a default under this Lease, Landlord may impose an excess density surcharge on Tenant, as reasonably determined by Landlord.
4.1.2    Landlord’s Compliance Obligation. Landlord shall comply with all Legal Requirements relating to the Property (exclusive, however, of those with which Tenant is obligated to comply by reason of subsection 4.1.1) as of the Date of Lease. Landlord shall also be responsible for causing the Common Areas to be in compliance with the Disability Acts. All costs of such compliance shall be included in Operating Expenses except to the extent excluded under Section 2.2.1(b).
4.1.3    Hazardous and Toxic Materials.
(a)    For purposes of this Lease, hazardous or toxic materials shall mean asbestos containing materials and all other materials, substances, wastes and chemicals classified as hazardous or toxic substances, materials, wastes or chemicals (individually and

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

collectively, “Hazardous or Toxic Materials”) under then-current applicable Legal Requirements (individually and collectively, “Environmental Laws”).
(b)    Tenant shall not knowingly incorporate into, or use or otherwise place or dispose of at the Premises or any other portion of the Property, any Hazardous or Toxic Materials, except for use and storage of cleaning and office supplies used in the ordinary course of Tenant’s business and then only if (i) such materials are in small quantities, properly labeled and contained, and (ii) such materials are handled and disposed of in accordance with the highest accepted industry standards for safety, storage, use and disposal. If Tenant or its employees, agents or contractors shall ever violate the provisions of paragraph (b) of this subsection 4.1.3 or otherwise contaminate the Premises or the Property, then, at Landlord’s election, either Tenant or Landlord shall clean, remove and dispose of the material causing the violation, in compliance with all applicable governmental standards, Environmental Laws and then prevalent industry practice and standards (the “Remediation Work”). In the event Tenant performs such work, Tenant shall repair any damage to the Premises or the Property (collectively with the Remediation Work, “Tenant’s Environmental Corrective Work”) in such period of time as may be reasonable under the circumstances after written notice by Landlord. In the event Landlord performs the Tenant’s Environmental Corrective Work, within thirty (30) days after receiving an invoice, Tenant shall reimburse Landlord for the costs incurred by Landlord to perform such Tenant’s Environmental Corrective Work. Tenant’s obligations under this subsection 4.1.3(b) shall survive the expiration or earlier termination of this Lease.
(c)    Landlord has no current, actual knowledge of the presence of, and Landlord shall not knowingly dispose of at the Premises or any other portion of the Property, any Hazardous or Toxic Materials that would materially and adversely affect Tenant’s access, use or occupancy of the Premises or otherwise pose any material risk or material threat to the health, safety or welfare of Tenant or any of its employees or guests.
4.1.4    Medical Supplies and Waste. In connection with medical education training, Landlord hereby consents to the location on the Premises of nominal amounts of Hazardous Materials of a type customarily found in medical practices subject to the following:
(a)    All medical supplies shall be properly secured.
(b)    Tenant may not routinely store medical waste within the Premises. Temporary location of “sharps” and other medical waste on a temporary basis in secure containers complying with applicable Legal Requirements is permitted. All containers containing medical waste shall be clearly labeled as such in compliance with applicable Legal Requirements, and in accordance with such additional requirements as Landlord may reasonably impose. No medical waste shall be located outside the Premises at any time.
(c)    All medical waste shall be disposed of promptly, and in no event less frequently than once per week, by a licensed medical waste company, engaged by Tenant at Tenant’s

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

sole expense, in compliance with all applicable Legal Requirements. Tenant shall notify Landlord of the company performing such disposal services and shall maintain at the Premises copies of all manifests and other documentation required by applicable Legal Requirements showing the disposition of all medical waste generated from the Premises.
(d)    Tenant acknowledges that Landlord shall have no duty to dispose of medical waste, that the same shall be Tenant’s sole responsibility and that the same comes within the scope of Tenant’s indemnification and hold harmless obligations set forth in Section 7.5.
SECTION 4.2    RULES AND REGULATIONS. Tenant will comply with all rules and regulations applying to tenants in the Building and the Parking Facilities (the “Rules and Regulations”) as may be adopted and uniformly applied from time to time by Landlord for (a) the management, safety, care and cleanliness of, and the preservation of good order and protection of property in, the Premises and the Building and at the Property, (b) the increase in energy efficiency of the Building and the Property, (c) the decrease in the use of natural resources in the Building and the Property or the waste of the same, (d) recycling of reusable items, and (e) such other goals which result in the decrease in the carbon footprint of the Building and the Property. Landlord reserves the right, without approval from Tenant, to rescind, supplement and amend any Rules and Regulations and to waive any Rules and Regulations with respect to any tenant or tenants so long as any change in the Rules and Regulations does not diminish the rights granted to Tenant in this Lease or unfairly discriminate against Tenant. The Rules and Regulations in effect on the Date of Lease are attached hereto as Exhibit C to this Lease. All changes and amendments to the Rules and Regulations sent by Landlord to Tenant in writing and conforming to the foregoing standards shall be carried out and observed by Tenant upon thirty (30) days prior written notice. Under no circumstances shall Landlord amend, modify or promulgate any rules or regulations which have the effect of materially depriving Tenant of any of its rights and entitlements, or which materially increase its obligations, including but not limited to its Additional Rent obligations. In the event of any conflict between the Rules and Regulations and the provisions of this Lease, the provisions of this Lease shall prevail. Landlord hereby reserves all rights necessary to implement and enforce the Rules and Regulations.
SECTION 4.3    ACCESS.
4.3.1    General. Without being deemed guilty of an eviction of Tenant and without abatement of Rent, Landlord and its authorized agents shall have the right to enter the Premises during Normal Business Hours (as hereinafter defined) upon reasonable prior written notice to Tenant, to inspect the Premises, to show the Premises to prospective lenders or purchasers, and to fulfill Landlord’s obligations or exercise its rights (including without limitation Landlord’s Reserved Right [as hereinafter defined]) under this Lease and, during the last six (6) months of the Term, to show the Premises to prospective tenants. Landlord shall have the right to use any and all means which Landlord may deem proper under the circumstances to enter the Premises in an emergency. Except arising out of Landlord’s or its agent’s or contractor’s intentional misconduct or negligence which pose as a threat to life or property, Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant’s business, any loss of occupancy or quiet enjoyment of the Premises and any other loss occasioned

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

thereby. Landlord shall at all times have and retain a key with which to unlock the doors to and within the Premises, excluding Tenant’s vaults and safes.
4.3.2    During Phased Construction. It is understood that the Building will be a part of a larger complex containing multiple buildings. Without being deemed guilty of an eviction of Tenant and without abatement of Rent, Landlord shall have the right to close the curb cut on Demonbreun Street serving the Building as needed in connection with additional construction, provided that points of ingress and egress on 13th Avenue South and McGavock Street remain open during such construction.
SECTION 4.4    QUIET POSSESSION. Provided Tenant timely pays Rent and performs all of the covenants, conditions and provisions on Tenant’s part to be performed hereunder, Tenant shall have the quiet possession of the Premises for the entire Term hereof, subject to all of the provisions of this Lease.
SECTION 4.5    PERMITS. Tenant shall obtain the certificate of occupancy (or its equivalent), if any, required for Tenant’s occupancy of the Premises following completion of the Tenant Improvements. If any additional governmental license or permit shall be required for the proper and lawful conduct of Tenant’s business in the Premises or any part thereof, Tenant, at its expense, shall procure and thereafter maintain such license or permit. Additionally, if any subsequent alteration or improvement is made to the Premises by Tenant, Tenant shall, at its expense, take all actions to procure any such modification or amendment or additional permit.
ARTICLE 5
UTILITIES AND SERVICES

SECTION 5.1    SERVICES TO BE PROVIDED. Tenant shall have access to the Premises 24 hours per day, 7 days per week. Landlord agrees to furnish to the Premises the utilities and services described in subsections 5.1.1 through 5.1.7 below. As used in this Lease, “Normal Business Hours” shall mean 8:00 A.M. to 6:00 P.M. Monday through Friday, and 8:00 A.M. to 12:00 P.M. Saturday, except for New Year’s Day, Memorial Day, July 4, Labor Day, Thanksgiving Day and Christmas Day and any other national holiday observed by most businesses in the same market area as the Building.
5.1.1    Elevator Service. Landlord shall provide automatic elevator facilities during Normal Business Hours, accessible by FOB or other electronic security access during certain periods except during emergencies, and shall have at least one (1) elevator available for use at all other times.
5.1.2    Heat and Air Conditioning. During Normal Business Hours, Landlord shall ventilate the Premises and furnish heat or air conditioning, at such temperatures and in such amounts as is customary in buildings of comparable size and quality to, and in the general vicinity of, the Building, with such adjustments as may be reasonably necessary for the comfortable occupancy of the Premises, subject to events of force majeure and curtailment as required by governmental law, rules or regulations, in such amounts as are considered by Landlord to be standard. If Tenant desires heating and air conditioning service during times other than Building Hours, such service shall be furnished upon request of Tenant to Landlord given by at least 5:00 p.m. the day prior to the day Tenant desires such additional services. For such service, Tenant shall pay Landlord an amount equal to the hourly rate Landlord at that time is charging for such service, which will be billed in monthly installments and due and payable within thirty (30)

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

days after billing. During the first twelve (12) months of the initial Term of the Lease, the minimum charge and the hourly rate for the use of after-hours heat or air conditioning shall be $50 per hour per floor. Thereafter the charge may be increased from time to time by Landlord to reflect market rates for other Class A buildings in the South Gulch area. Tenant shall submit to Landlord a list of all personnel who are authorized to make such requests.
5.1.3    Electricity.
(a)    Landlord shall furnish electrical power for heating and air-conditioning services as described in subsection 5.1.2 and for lighting, including Tenant’s lighting and office equipment as described herein. Landlord shall use commercially reasonable efforts to furnish such electrical power in a cost-effective and environmentally responsible manner using environmentally responsible equipment, fixtures and supplies. Landlord shall furnish to the Premises electrical power which shall not exceed 11 watts per square foot of Premises Rentable Area (5 watts per square foot at 208/120 volt and 6 watts per square foot at 480/277 volt) for electrical outlets to operate Tenant’s office equipment, and except as otherwise provided in this Lease, such electrical power shall be sufficient for Tenant’s use of the Premises and the equipment to be installed therein pursuant to the Construction Plans (as defined in Exhibit D). Consequently, Tenant shall be solely responsible for the cost of any electricity consumed at the Premises in excess of 11 watts per square foot of Premises Rentable Area (5 watts per square foot at 208/120 volt and 6 watts per square foot at 480/277 volt) (such consumption is herein called “Excess Electrical Consumption”). In the event Tenant regularly conducts Tenant’s business outside of Normal Business Hours, at Tenant’s election and expense the electrical service to such areas shall be separately circuited and metered such that Tenant shall be billed the costs associated with electricity consumed during hours other than Normal Business Hours. In no event shall Tenant be entitled to any credit for the consumption at the Premises of less than 11 watts per square foot of Premises Rentable Area (5 watts per square foot at 208/120 volt and 6 watts per square foot at 480/277 volt). Landlord agrees that Tenant may operate dedicated data/server rooms within the Premises and that all electrical usage of such rooms including supplemental air will be separately submetered at Tenant’s expense and the electrical usage, as measured by such Submeters (hereinafter defined), paid for by Tenant as Excess Electrical Cost (hereinafter defined). Furthermore, in the event more than one third (1/3) of the Premises Rentable Area is improved with cubicles, the Tenant Improvements shall include the installation of a transformer and an electrical panel within the Premises.
Should Tenant’s fully connected electrical design load exceed the Building Standard rated electrical design load or if Tenant’s electrical design requires branch circuits in excess of Tenant’s share of the Building Standard branch circuits, Tenant will (at Tenant’s expense) install additional branch circuit panels and/or additional associated transformer in the Premises (additional panels and transformers shall be hereinafter referred to as the “Additional Electrical Equipment”). If the Additional Electrical Equipment is installed because Tenant’s electrical design load exceeds the applicable Building Standard rated electrical design load, then Tenant shall also add a meter in the Premises (at Tenant’s expense) to measure the electricity used through the Additional

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

Electrical Equipment and Tenant shall also pay on demand and the actual metered cost of electricity consumed through the Additional Electrical Equipment (if applicable), plus any actual accounting expenses incurred by Landlord in connection with the metering thereof.

If any of Tenant’s electrical equipment requires conditioned air in excess of Building Standard air conditioning (“Additional HVAC”), the same shall be installed by Tenant, and Tenant shall pay all design, review and approval, installation, metering and operating costs relating thereto.

In connection with any work associated with the installation of the Additional Electrical Equipment and meter and the Additional HVAC, Tenant shall use the base building mechanical engineer to prepare the plans therefor and Landlord shall have the right to approve the contractor and plans.

(b)    Landlord may, from time to time, engage a reputable consultant to conduct a survey of electrical usage within the Premises (a “Consumption Survey”) or install one or more submeters (“Submeters”) to measure electrical usage within the Premises or a particular floor of the Premises. If the Consumption Survey or Submeters reflect Excess Electrical Consumption, then (i) Tenant shall be responsible for the costs of the Consumption Survey and/or Submeters, (ii) Tenant shall pay to Landlord, as additional Rent, the product of (A) the kilowatts of Excess Electrical Consumption during the period in question times (B) the cost per kilowatt of electricity charged to Landlord by the public utility for electricity consumed at the Property during such period (such product is herein called the “Excess Electrical Cost”), and (iii) Landlord shall have the right to install, at Tenant’s expense, permanent Submeters to measure the electrical consumption within the Premises. If Landlord installs permanent Submeters as permitted hereunder, Tenant shall, from time to time thereafter within ten (10) days after receiving an invoice from Landlord, pay to Landlord any Excess Electrical Cost reflected by such Submeters and all costs incurred by Landlord to maintain, repair and read the Submeters.
5.1.4    Water/Lavatories. Landlord shall furnish cold water for drinking and cleaning and hot and cold water and toilets for lavatory and kitchen (if applicable) purposes only, at the points of supply generally provided in the Building.
5.1.5    Janitorial Services. Landlord shall provide janitorial services to the occupied portion of the Premises in accordance with Exhibit G attached hereto and incorporated herein by this reference.
5.1.6    Common Areas. Landlord shall perform routine maintenance and repair in the Common Areas.
5.1.7    Bulbs and Ballasts. As necessary, Landlord shall provide bulbs and ballasts for fixtures that are standard for the Building in all public areas, toilet and restrooms and stairwells. Landlord shall also replace bulbs and ballasts for fixtures that are not standard for the Building (“Non-Building Standard”), as long as Tenant purchases, stores and supplies Landlord with such non-building items and pays Landlord’s standard charge therefor. All amounts due under this Section for

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

such Non-Building Standard bulbs and ballasts shall be paid to Landlord within thirty (30) days after receipt of an invoice therefor.
5.1.8    Maintenance and repair of (i) the restrooms, toilets and drinking fountains, as provided by Landlord as part of Base Building, available on each floor or partial floor of the Building occupied by Tenant, (ii) all Base Building plumbing, mechanical, electrical and HVAC systems, and (iii) ceiling tiles and the built-in light and plumbing fixtures that are part of Base Building and are in or serving the Premises (including lighting fixture bulb replacement in all Common Areas).
SECTION 5.2    SERVICE INTERRUPTION. Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of Rent by reason of interruption of any of the services required to be provided by Landlord under this Article 5, nor shall any such interruption be construed as an eviction (constructive or actual) of Tenant or as a breach of the implied warranty of suitability, or relieve Tenant from the obligation to perform any covenant or agreement herein and in no event shall Landlord be liable for damage to persons or property (including, without limitation, business interruption), or be in default hereunder , as a result of any such interruption or results or effects thereof. Notwithstanding anything to the contrary in this Lease, if (a) any portion of the Premises becomes untenantable for occupancy because of any interruption of the services required under subsections 5.1.1 through 5.1.4 above; (b) such failure is not caused by Tenant or any of Tenant’s agents, employees or contractors, and (c) the Premises remain untenantable and Tenant cannot conduct business because of such failure for any period (other than a reconstruction period conducted pursuant to Section 7.1 or Article 8 below) exceeding five (5) consecutive business days after written notice by Tenant to Landlord, then Tenant shall be entitled to a fair partial abatement of Basic Monthly Rent, Additional Rent, and all parking costs and fees for any such portion of the Premises from the expiration of such five (5) business day period until such portion of the Premises is again tenantable.
SECTION 5.3    ELECTRONIC EQUIPMENT.
(a)Tenant may, in a manner consistent with the provisions and requirements of this Lease, install, maintain, replace, remove or use any communications or computer or other electronic service wires, cables and related devices (collectively, the “Lines”) at the Building in or serving the Premises, provided: (i) Tenant shall obtain Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed, (ii) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or may cause radiation higher than normal background radiation such as to constitute a problem to health or safety of the Project tenants, the Lines therefor (including riser cables) shall be appropriately insulated to prevent such excessive electromagnetic fields or radiation, and (iii) Tenant shall pay all costs and expenses in connection therewith. Landlord reserves the right to require that Tenant remove any Lines that are installed in violation of these provisions, and the right to install new Lines and/or to adopt and/or modify reasonable uniform rules and regulations with respect to Lines from time-to-time. Tenant shall not grant to any third party a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord’s written consent shall be null and void.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

(b)As used herein “Electronic Services Provider” means a business that provides telephone, telegraph, telex, video, electronic, wifi and/or other telecommunications or other services which permit Tenant to receive or transmit information by the use of electronics and which require the use of wires, cables, antennas or similar devices in or on the Premises and/or the Building. The services of Electronic Services Providers are sometimes referred to herein as “Electronic Services.” Landlord shall have no obligation (i) to install any Electronic Services equipment or facilities; (ii) to make available to Tenant the services of any particular Electronic Services Provider; (iii) to allow any particular Electronic Services Provider access to the Building; or (iv) to continue to grant access to an Electronic Services Provider once such provider has been given access to the Building.
(c)Tenant acknowledges and agrees that all Electronic Services desired by Tenant shall be ordered and utilized at the sole expense of Tenant. Unless Landlord otherwise requests or consents in writing, all of Tenant’s Electronic Services equipment shall be and remain solely in the Premises in accordance with rules and regulations adopted by Landlord from time to time. Unless otherwise specifically agreed to in writing, Landlord shall have no responsibility for the maintenance or operation of Tenant’s Electronic Services equipment, including Lines, nor for any Lines or other infrastructure to which Tenant’s Electronic Services equipment may be connected. Tenant agrees that, to the extent any Electronic Services are interrupted, curtailed or discontinued, Landlord shall have no obligation or liability with respect thereto and it shall be the sole obligation of Tenant at its own expense to obtain substitute service.
(d)Landlord shall have the right, upon reasonable prior notice to Tenant, to interrupt Electronic Services facilities in the event of emergency or as reasonably necessary in connection with maintenance, repairs or construction at the Building or on account of violation by the Electronic Services Provider or owner of the Electronic Services equipment of any obligation to Landlord, provided that Landlord shall take commercially reasonable steps to minimize any such interference. Landlord will provide Tenant with reasonable prior notice of any such interruption or disabling, except in the event of an emergency, in which case Landlord will provide Tenant as much advance notice as reasonably possible. Landlord will exercise commercially reasonable efforts to perform any scheduled interruptions outside of Normal Business Hours.
(e)Any and all Electronic Services equipment installed in the Premises or elsewhere in the Building by or on behalf of Tenant, except for Lines, or other facilities for Electronic Services reception or transmittal, shall be removed at expiration or earlier termination of this Lease, by Tenant at its sole cost or, at Landlord’s election, by Landlord at Tenant’s sole cost, with the cost thereof to be paid as Additional Rent. Landlord shall have the right, however, upon written notice to Tenant to require Tenant to abandon and leave in place, without additional payment to Tenant or credit against Rent, any and all Electronic Services equipment, Lines and related infrastructure, or selected components thereof, whether located in the Tenant’s Premises or elsewhere in the Building. Notwithstanding anything to the contrary contained herein, Tenant shall be required to bundle and label any Electronic Services equipment, Lines or related infrastructure that Tenant is permitted or requested to leave in the Premises or elsewhere in the Building.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

(f)In the event that Tenant wishes at any time to utilize the services of an Electronic Services Provider whose equipment is not then servicing the Building, no such Electronic Services Provider shall be permitted to install its Lines or other equipment within the Building without first securing the prior written approval of Landlord which shall not be unreasonably withheld, or without entering into a written license agreement between Landlord and the Electronic Services Provider, the form and content of which is reasonably satisfactory to Landlord. Notwithstanding any provision of the proceeding paragraphs to the contrary, the refusal of Landlord to grant its approval to any prospective Electronic Services Provider shall not be deemed a default or breach by Landlord of its obligation under this Lease, provided that Landlord shall not have acted arbitrarily or in bad faith in withholding its consent.
(g)Tenant shall not utilize any wireless Electronic Services equipment (other than usual and customary mobile telephones, customary wi-fi technology and wire-based telephone and internet technology), without Landlord’s prior written consent. Such consent shall not be unreasonably conditioned or withheld, except reasonable conditions may be imposed so as to protect Landlord’s financial interests and the interests (including efficient function and aesthetics) of the Building.
ARTICLE 6
MAINTENANCE, REPAIRS, ALTERATIONS AND IMPROVEMENTS

SECTION 6.1    LANDLORD’S OBLIGATION TO MAINTAIN AND REPAIR.
(a)Landlord shall repair, replace and maintain in good condition and repair the foundation, floor and ceiling slabs, roof, curtain wall, exterior glass and mullions, columns, beams, shafts (including elevator shafts) (the cost and expense incurred by Landlord for such repair and replacement of the foundation, floor and ceiling, slabs, roof, curtain wall and exterior glass shall not be included in Operating Expenses), all Common Areas, Service Corridors, Service Areas, and the Parking Garage (collectively the “Building Structure”; all as defined in Section 15.5) and core Building mechanical, electrical, life safety, plumbing, sprinkler systems and core HVAC systems (collectively, the “Building Systems”) in first class condition and repair and shall operate the Building as a class A office building similar to other class A office buildings in the Nashville Central Business District and Midtown submarkets. Notwithstanding anything in this Lease to the contrary, Tenant shall be neither required nor permitted to make any repair to, modification of, or addition to the Building Structure and/or the Building Systems except to the extent required (and after prior written approval by Landlord using contractors approved in writing by Landlord) because of Tenant’s use of all or a portion of the Premises for other than normal and customary business office operations. Except for the elements of the Building described herein, Landlord shall not be required to maintain or repair any portion of the Premises.
(b)Landlord warrants that the Building, including all parking facilities, walkways, entrances and other public spaces, elevators and stairwells and other pathways for ingress and egress that might be used by customers, clients or invitees of Tenant and the general

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

public, will be built to conform with the current requirements of the Americans With Disabilities Act of 1990 (the “ADA”) and all regulations issued under the authorization of the ADA that are applicable to the Building.
(c)Tenant will be responsible for the Premises (excluding the items for which Landlord is responsible under subsection (a), above) complying with the ADA.
SECTION 6.2    TENANT’S OBLIGATION TO MAINTAIN AND REPAIR.
6.2.1    Tenant’s Obligation. Subject to Section 6.1 above and Landlord’s Warranty, Tenant shall, at Tenant’s sole cost and expense, (i) maintain and keep the Premises (including, but not limited to, all fixtures, walls, ceilings, floors, doors, windows [except replacement of exterior plate glass], appliances, supplemental HVAC units, data and phone cables, satellite dishes, antennas and any and all other equipment which is a part of or serves the Premises) in good repair and condition, ordinary wear and tear excepted, and (ii) repair or replace any damage or injury done to the Building or any other part of the Property caused by Tenant, Tenant’s agents, employees, licensees, invitees or visitors. All repairs and replacements performed by or on behalf of Tenant shall be performed diligently, in a good and workmanlike manner and in accordance with applicable Legal Requirements. For the avoidance of doubt, any replacements or repairs undertaken in connection with any warranty provided to Landlord by its general contractor or any subcontractor, to the extent that such warranty work covers the scope of Tenant’s repair and maintenance obligations, shall be performed under such warranty in satisfaction of Tenant’s obligations.
6.2.2    Rights of Landlord. In the event Tenant fails, in the reasonable judgment of Landlord, to maintain and repair the Premises in good order, condition and repair, Landlord shall have the right to perform such maintenance, repairs and replacements, and Tenant shall pay Landlord, as additional Rent, the cost thereof plus a management fee of ten percent (10%) of such cost.
SECTION 6.3    IMPROVEMENTS AND ALTERATIONS.
6.3.1    Landlord’s Construction Obligations. Landlord’s only construction obligation under this Lease is construction of Base Building as set forth in Exhibit D attached hereto, which Landlord has completed.
6.3.2    Alteration of Building. Landlord shall have the right to repair, change, redecorate, alter, improve, modify, renovate, enclose or make additions to any part of the Property (including, without limitation, structural elements and load bearing elements within the Premises and to enclose and/or change the arrangement and/or location of driveways or parking areas or landscaping or other Common Areas of the Property), all without being held guilty of an actual or constructive eviction of Tenant or breach of the implied warranty of suitability and so long as Tenant’s access to the Premises and rights and use of occupancy and enjoyment of the Premises are not materially and adversely affected or otherwise abridged, without an abatement of Rent (the “Reserved Right”). When exercising the Reserved Right, Landlord will interfere with Tenant’s use and occupancy of the Premises as little as is reasonably possible.
6.3.3    Alterations and Installations by Tenant.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

(a)    If the entrance to the Premises is visible from the elevator lobby on any floor, building standard glass doors must be used for such entrance. Further, to the extent any signs, numerals, letters, graphics, tenant improvements, furniture, equipment, artwork, decorations or other personal property is visible from the exterior of the Premises, the same shall require the prior written consent of Landlord, in its sole discretion. Landlord shall use reasonable efforts to respond to requests for approval of the foregoing items within five (5) business days following receipt of all information reasonably required by Landlord to review the same.
(b)    Tenant shall not, without the prior written consent of Landlord, not to be unreasonably withheld or conditioned except as provided in subsection (a) above, make any alterations to, or install any equipment or machinery of any kind (other than office equipment and unattached personal property) in the Premises (all such alterations are herein collectively referred to as “Installations”). Notwithstanding the foregoing, Tenant shall not be required to obtain Landlord’s consent for repainting, re-carpeting, or other Installations that are cosmetic in nature totaling less than $25,000 in any single instance or series of related alterations performed within a six (6) month period (provided that Tenant shall not perform any Installations to the Premises in stages as a means to subvert this provision), in each case provided that (i) the Installation does not require the issuance of any building permit or other governmental approval, or involve any core drilling or the configuration or location of any exterior or interior walls of the Building; (ii) such Installation will not affect (A) any structural component of the Building or any Building system, (B) the provision of services to other tenants, or (C) the appearance of the Common Areas or the exterior of the Building; and (c) the same does not require Landlord’s consent under subsection a(a), above. If Landlord fails to notify Tenant whether it approves or disapproves any plans or specifications provided by Tenant to Landlord for Landlord's approval for any alteration, physical improvement or additional improvement to be performed under this Section 6.3.3(b), within ten (10) business days after Tenant provides such plans to Landlord, Tenant may send Landlord an additional written notice stating in all capitalized letters that IN THE EVENT LANDLORD FAILS TO RESPOND TO TENANT WITHIN FIVE (5) BUSINESS DAYS FOLLOWING THIS WRITTEN NOTICE FROM TENANT THEN TENANT’S PLANS SUBMITTED HEREBY SHALL BE DEEMED APPROVED AND LANDLORD'S CONSENT DEEMED GIVEN. If Landlord fails to respond within such five (5) business day period then Landlord’s consent and approval to the plans in question shall be deemed granted.
(c)    All work performed by Tenant or its contractor relating to the Installations shall be performed diligently and in a good and workmanlike manner and shall conform to applicable Legal Requirements and all rules for performing work in the Building. Prior to the commencement of any Installations, regardless of whether Landlord’s consent is required therefor, Tenant must provide Landlord with (a) proof of insurance of Tenant’s general contractor in form and substance satisfactory to Landlord and naming Landlord as an additional insured, (b) a copy of the executed construction contract between Tenant and its general contractor (if any); and (c) an accurate set of plans in CAD prior to commencing any Installations to the extent of preparation of construction drawings. Upon completion of the Installations, Tenant shall deliver to Landlord “as built” plans in a format acceptable to Landlord.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

(d)    All Installations that constitute improvements constructed within the Premises shall be surrendered with the Premises at the expiration or earlier termination of this Lease, unless prior to construction of the Installations and as a condition of Landlord’s approval thereof, Landlord requires in writing that Tenant remove “non-typical” Installations. Landlord will be responsible for identifying which Installations are non-typical at the time it reviews and approves Tenant’s space plans. By way of example only, private internal stairwells and raised-floor areas will be considered “non-typical”.
(e)    TENANT SHALL DEFEND, INDEMNIFY AND HOLD HARMLESS LANDLORD FROM AND AGAINST ANY AND ALL COSTS, EXPENSES (INCLUDING REASONABLE ATTORNEYS’ FEES), DEMANDS, CLAIMS, CAUSES OF ACTION AND LIENS ARISING FROM OR IN CONNECTION WITH ANY INSTALLATIONS PERFORMED BY OR ON BEHALF OF TENANT BY TENANT’S CONTRACTORS. Landlord will have the right to periodically inspect the work on the Premises and may require changes in the method or quality of the work if necessary to cause the work to comply with the requirements of this Lease.
(f)    In the event Tenant performs any Installation after the Commencement Date, Landlord may engage a reputable consultant to conduct a Consumption Survey or install one or more Submeters to measure electrical usage within the Premises or a particular floor of the Premises. If the Consumption Survey or Submeters reflect Excess Electrical Consumption (as defined in Section5.1.3(a)), then Tenant shall pay as additional Rent, the costs of the Consumption Survey, the Submeters and the Excess Electrical Cost, all as provided in subsection 5.1.3(b).
ARTICLE 7
INSURANCE AND CASUALTY

SECTION 7.1    TOTAL OR PARTIAL DESTRUCTION OF THE BUILDING, THE PARKING FACILITIES OR THE PREMISES.

7.1.1.Total Destruction. If the Building or the Parking Facilities should be totally destroyed by fire or other casualty or if either the Building, the Parking Facilities (or any portion thereof) or the Premises should be so damaged that rebuilding or repairs cannot be completed, in Landlord’s reasonable opinion, within one hundred eighty (180) days after commencement of repairs to the Building, the Parking Facilities or the Premises, as applicable, Landlord shall within thirty (30) days of the casualty provide written notice of its opinion to Tenant, and either Landlord or Tenant may, at its option, terminate this Lease, in which event Basic Annual Rent and Additional Rent shall be abated during the unexpired portion of this Lease effective as of the date of such damage. Landlord shall exercise the termination right pursuant to the preceding sentence, if at all, by delivering written notice of termination to Tenant within ten (10) days after determining that the repairs cannot be completed within one hundred eighty (180) days. Tenant shall exercise its termination right pursuant to this Section 7.1.1, if at all, by delivering written notice of termination to Landlord within ten (10) days after being advised by Landlord that the repairs cannot be completed within one hundred eighty (180) days or that the Premises will be unfit for

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

occupancy or inaccessible by reasonable means for at least one hundred eighty (180) days after commencement of repairs to the Building.
7.1.2.Partial Destruction; Failure to Terminate. If the Building or the Parking Facilities and/or the Premises should be partially destroyed by fire or other casualty or if the Building or the Parking Facilities and/or the Premises is completely destroyed and neither Landlord nor Tenant elects to terminate this Lease pursuant to Section 7.1.1, then Landlord shall promptly commence (and thereafter pursue with reasonable diligence) the plans and specifications for the repair of the Building, the Parking Facilities and/or the Premises (excluding the Tenant Improvements except as provided below) and thereafter diligently pursue repairing the Building, the Parking Facilities and/or the Premises to substantially the same condition (including restoration and repair of Landlord’s Work and Base Building) which existed immediately prior to the occurrence of the casualty (excluding the Tenant Improvements except as provided below). To the extent insurance proceeds are available for the Tenant Improvements required to be insured by Tenant under subsection 7.2.1(b) below, Landlord shall have the obligation to repair such items to the extent the proceeds of such insurance are disbursed to Landlord for such repair. Notwithstanding anything to the contrary contained in this section, if at the time of any damage to the Premises or to the Project which materially affects Tenant’s access to or use of the Premises and requires more than thirty (30) days to repair, less than one (1) year remains in the Term, then Landlord or Tenant shall each have the right to terminate this Lease upon notice within thirty (30) days following the casualty.
7.1.3.Limitation on Landlord’s Obligations; Abatement of Rent. In no event shall Landlord be required to rebuild, repair or replace any part of the furniture, equipment, fixtures, inventory, supplies or any other personal property or any other improvements (except to the extent set forth in Section 7.12 above), which may have been placed by Tenant within the Building, the Parking Facilities or the Premises. Landlord shall allow Tenant a fair diminution of Basic Annual Rent and Additional Rent during the time the Premises are unfit for occupancy; provided, however, if the casualty in question was caused by Tenant, its agents, employees, licensees or invitees, Basic Annual Rent and Additional Rent shall be abated only to the extent Landlord is compensated for such Basic Annual Rent and Additional Rent by loss of rents insurance, if any. Notwithstanding anything contained in this Lease to the contrary, in no event will Landlord be required to spend more in connection with any casualty than the insurance proceeds received by Landlord with respect to such casualty; provided that if Landlord does not complete repair as provided in Section 7.1.1 and the same materially impairs Tenant’s use of the Premises, the Building or the Parking Garage, Tenant shall have the right to terminate this Lease.
7.1.4.Termination Resulting from Mortgagee’s Use of Proceeds. Notwithstanding Landlord’s restoration obligation, in the event any mortgagee under a deed of trust or mortgage on the Building and the Parking Facilities should require that the insurance proceeds be used to retire or reduce the mortgage debt or if the insurance company issuing Landlord’s fire and casualty insurance policy fails or refuses to pay Landlord the proceeds under such policy, Landlord shall have no obligation to rebuild and this Lease shall terminate upon notice by Landlord to Tenant.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

7.1.5.Insurance Proceeds. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building, the Parking Facilities or the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.
SECTION 7.2    TENANT’S INSURANCE.

7.2.1    Types of Coverage. From and after the Date of Lease, Tenant shall carry, at its expense, the insurance set forth in this subsection.
(a)    Commercial General Liability Insurance. Commercial General Liability Insurance covering the Premises and Tenant’s use thereof against claims for personal or bodily injury or death or property damage occurring upon, in or about the Premises (including contractual indemnity and liability coverage), such insurance to provide coverage of not less than $2,000,000 per occurrence and $2,000,000 annual aggregate, with a deductible reasonably acceptable to Landlord. All insurance coverage required under this subsection (a) shall extend to any liability of Tenant arising out of the indemnities provided for in this Lease to the extent such indemnity would be covered by commercial general liability insurance.
(b)    Property Insurance. Causes of Loss – Special Form (or its equivalent) property insurance (including coverage against fire, wind, tornado, vandalism, malicious mischief, water damage and sprinkler leakage) covering all Tenant-owned fixtures, Tenant improvements, equipment and leasehold improvements, and other personal property located in the Premises and endorsed to provide one hundred percent (100%) replacement cost coverage. Such policy shall be written in the name of Tenant. The property insurance may, with the consent of Landlord, provide for a reasonable deductible.
(c)    Workers Compensation’ and Employer’s Liability Insurance. Worker’s compensation and employer’s liability insurance with minimum statutory limits as required by law, but in no case less than $1,000,000 per accident, disease and aggregate.
(d)    Hired and Non-Owned Auto Liability Insurance. Hired and Non-Owned Auto Liability Insurance (if applicable) covering automobiles owned, hired or used by Tenant in carrying on its business with limits not less than $1,000,000 combined single limit for each accident.
(e)    Umbrella / Excess Liability Insurance.  Umbrella or excess liability insurance with a limit not less than $5,000,000 per occurrence and $5,000,000 annual aggregate.
(h)    Business Interruption Insurance. Business income and extra expense insurance meeting at least the following specifications: (i) coverage is to be provided on all operations at the Premises; (ii) insurance is to be issued on an ISO CP 00 30 10 12 Business Income (And Extra Expense) Coverage Form or its equivalent; (iii) insurance is to be issued on an “agreed amount” basis; (iv) coverage is to be equal to no less than twelve (12) months of income and ongoing expenses; and (v) coverage is to be endorsed to cover losses arising from interruption of utilities outside the Premises.
7.2.2    Other Requirements of Insurance. All such insurance shall be issued and underwritten by companies with an AM Best rating of A-, VIII or better and shall contain endorsements that

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

(a) such insurance may not lapse with respect to Landlord or Property Manager or be canceled or amended with respect to Landlord or Property Manager without the insurance company giving Landlord and Property Manager at least thirty (30) days prior written notice of such cancellation or amendment, (b) Tenant shall be solely responsible for payment of premiums, (c) in the event of payment of any loss covered by such policy, Landlord or Landlord’s designees shall be paid first by the insurance company for Landlord’s loss, (d) all liability insurance, except workers’ compensation insurance, maintained by Tenant pursuant to this subsection shall name Landlord, Landlord’s managing agent, and any superior mortgagee or superior lessee as additional insureds as their respective interests may appear (and Tenant shall be the named insured), and all property insurance shall permit the waiver or subrogation set forth in Section 7.4, and (e) Tenant’s insurance is primary in the event of overlapping coverage that may be carried by Landlord.
7.2.3    Proof of Insurance. Prior to the Date of Lease, Tenant shall deliver to Landlord duly executed, original certificates of such insurance evidencing in-force coverage. Further, Tenant shall endeavor to deliver to Landlord a duly executed, original certificate of insurance evidencing the renewal of each insurance policy required to be maintained by Tenant hereunder at least fifteen (15) days prior to the expiration of the policy in question but in all events promptly after renewal of the policy.
7.2.4    Landlord Remedies. If at any time, after ten (10) business days’ notice and opportunity to cure, Tenant neglects or fails to provide or maintain insurance or to deliver a certificate of insurance in accordance with this Section 7.2, Landlord may effect such insurance as agent for Tenant, by taking out policies in companies selected by Landlord, and the actual amount of the premiums paid for such insurance shall be paid by Tenant to Landlord on demand, as Additional Rent. Landlord, in addition to Landlord’s other rights and remedies, shall be entitled to recover as damages for any breach of this Section 7.2 the amount of any loss, liability, damage, claim, costs, and expenses suffered or incurred by Landlord. Any amount so advanced shall bear interest at the rate set forth in Section 2.4 above.
SECTION 7.3    LANDLORD’S INSURANCE.
7.3.1    Types of Coverage. From and after the Date of Lease, Landlord shall carry the insurance set forth in this subsection:
(a)    Commercial General Liability Insurance. Landlord will carry Commercial General Liability policy or policies covering the Building against claims for personal or bodily injury, or death, or property damage resulting from the negligence of Landlord or Property Manager or their agents, occurring upon, in or about the Building to afford protection to the limit of not less than $2,000,000 annual aggregate. All insurance coverage required under this subsection (a) shall extend to any liability of Landlord arising out of the indemnities provided for in this Lease to the extent such indemnity would be covered by the contractual liability coverage provided under Landlord’s commercial general liability insurance.
(b)    Property Insurance. From and after the Date of Lease, Landlord will carry a policy or policies of Causes of Loss - Special Form (or its equivalent) property insurance covering the Building

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

(excluding property required to be insured by Tenant) with any such deductibles as Landlord may from time to time determine.
7.3.2    Other Requirements of Insurance. Any insurance provided for in this Section 7.3 may be affected by self-insurance or by a policy or policies of blanket insurance covering additional items or locations or assureds, provided that the requirements of this Section 7.3 are otherwise satisfied. Tenant shall have no rights in any policy or policies maintained by Landlord.
SECTION 7.4    WAIVER OF SUBROGATION. Landlord and Tenant each hereby waives any rights it may have against the other (including, but not limited to, a direct action for damages) on account of any loss or damage occasioned to Landlord or Tenant, as the case may be (even if such loss or damage is caused by the fault, negligence or other tortious conduct, acts or omissions of the released party or the released party’s directors, employees, agents or invitees or if the released party or the released party’s directors, employees, agents or invitees would otherwise be liable under strict liability), to their respective property, the Premises, its contents or to any other portion of the Building or the Property arising from any risk (without regard to the amount of coverage) covered (excluding deductibles) by the property insurance carried or required to be carried by Tenant and Landlord, respectively, under subsection 7.2.1 and subsection 7.3.1 above or any other property insurance carried by Landlord or Tenant. The foregoing waiver shall be effective even if either or both parties fail to carry the insurance required by subsection 7.2.1 and subsection 7.3.1 above. Without limiting the foregoing waivers and to the extent permitted by applicable law, each of the parties hereto, on behalf of their respective insurance companies insuring the property of such party against loss, waive any right of subrogation that such party or Property Manager or its respective insurers may have against the other party or its respective officers, directors, employees, agents or invitees and all rights of their respective insurance companies based upon an assignment from its insured. Each party to this Lease agrees immediately to give to each such insurance company written notification of the terms of the mutual waivers contained in this Section if required to effectuate such waivers and to have its insurance policies properly endorsed, if necessary, to prevent the invalidation of insurance coverage by reason of such waivers.

Section 7.5    TENANT’S GENERAL INDEMNITY. Tenant shall defend, indemnify, and hold harmless Landlord, Property Manager, and their respective officers, directors, employees, and agents from and against all claims, demands, actions, damages, loss, liabilities, judgments, costs, and expenses, including without limitation, attorneys’ fees and court costs (each, a “Landlord Claim”) which are suffered by, recovered from, or asserted against Landlord or Property Manager and arise from or in connection with (i) the use or occupancy of the Premises, (ii) any accident, injury, or damage occurring in or at the Premises, (iii) any accident, injury, or damage occurring in or at the Property to the extent caused by the negligence or willful misconduct of Tenant or its employees, agents, contractors, customers, subtenants, sub-subtenants, invitees, or licensees, or (iv) any breach by Tenant of any representation or covenant in this Lease, including without limitation, Tenant’s failure to comply with all applicable Legal Requirements; provided, however, such indemnification shall not include any Landlord claim waived by Landlord under Section 7.4 above, or any Landlord claim to the extent caused by the sole negligence or willful misconduct of Landlord or Property Manager.

SECTION 7.6    LANDLORD’S GENERAL INDEMNITY. Landlord will defend, indemnify and hold harmless Tenant and its officers, directors, employees and agents from and against all claims, demands, actions, damages, loss, liabilities, judgments, costs and expenses, including without limitation, attorney’s

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

fees and court costs (each, a “Tenant Claim”) which are suffered by, recovered from or asserted against Tenant and arise from or in connection with (i) any accident, injury or damage occurring in or at the Property (other than in the Premises), or (ii) any breach by Landlord of any representation or covenant in this Lease. Landlord’s indemnity and hold harmless obligations shall apply even in the event of the fault or negligence of the parties indemnified and held harmless hereunder to the fullest extent permitted by law, but in no event shall they apply to liability caused by the willful misconduct or sole negligence of the parties indemnified or held harmless. Further, such indemnification shall not include any Tenant Claim waived by Tenant under Section 7.4.

ARTICLE 8
CONDEMNATION

If the Property or any portion thereof that, in Landlord’s or Tenant’s reasonable opinion, is necessary to the continued efficient and/or economically feasible use of the Property or the Premises shall be taken or condemned for public purposes, or sold to a condemning authority in lieu thereof, then either party may, at its option, terminate this Lease on the effective date of such taking by delivering written notice thereof to the other party on or before ten (10) days after the effective date of the taking, condemnation or sale in lieu thereof. If neither Landlord nor Tenant elects to exercise such termination right, then this Lease shall continue in full force and effect, provided that if the taking, condemnation or sale includes any portion of the Premises, the Basic Annual Rent and Additional Rent shall be equitably redetermined on the basis of the remaining square feet of Premises Rentable Area taking into consideration the practical utility thereof. Landlord, at Landlord’s sole option and expense, shall restore and reconstruct the Building to substantially its former condition to an integrated, architectural whole, to the extent that the same may be reasonably feasible, but such work shall not be required to exceed the scope of the work done by Landlord in originally constructing the Building. Landlord shall receive the entire award (which shall include sales proceeds) payable as a result of a condemnation, taking or sale in lieu thereof. Tenant shall, however, have the right to recover from such authority through a separate award which does not reduce Landlord’s award, any compensation as may be awarded to Tenant on account of moving and relocation expenses and depreciation and removal of Tenant’s physical property.
ARTICLE 9
LIENS

Tenant shall keep the Premises and the Property free from all liens arising out of any work performed, materials furnished or obligations incurred by or for Tenant. Landlord and Tenant acknowledge and agree that their relationship is and shall be solely that of “landlord-tenant” (thereby excluding a relationship of “owner-contractor,” “owner-agent” or other similar relationships) and that Tenant is not authorized to act as Landlord’s common law agent or construction agent in connection with any work performed on the Property. Accordingly, all materialmen, contractors, artisans, mechanics, laborers and any other persons now or hereafter contracting with Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Property, at any time from the date hereof until the end of the Term, are hereby charged with notice that they look exclusively to Tenant to obtain payment for same. Nothing herein shall be deemed a consent by Landlord to any liens being placed upon any portion of the Property or Landlord’s interest therein due to any work performed by or for Tenant or deemed to give any contractor or subcontractor or materialman any right or interest in any funds held by Landlord to reimburse Tenant for any portion of the cost of such work. Tenant shall defend

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

indemnify and hold harmless Landlord from and against any and all claims, causes of action, damages and expenses (including reasonable attorneys’ fees) arising from or in connection with any such liens. If Tenant shall not, within ten (10) business days following notification to Tenant of the imposition of any such lien, cause the same to be released of record by payment or the posting of a bond in amount, form and substance acceptable to Landlord, Landlord shall have, in addition to all other remedies provided herein and by law, the right but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All amounts paid or incurred by Landlord in connection therewith shall be paid by Tenant to Landlord on demand and shall bear interest from the date of demand until paid at the rate set forth in Section 2.4 above.
ARTICLE 10
TAXES ON TENANT’S PROPERTY

Tenant shall be liable for and shall pay, prior to their becoming delinquent, any and all taxes and assessments levied against any personal property or trade or other fixtures placed by Tenant in or about the Premises.
ARTICLE 11
SUBLETTING AND ASSIGNING

SECTION 11.1        SUBLEASE AND ASSIGNMENT. Except as otherwise permitted herein and by Section 11.2 and Section 11.3 below, Tenant shall not assign this Lease, or allow it to be assigned, in whole or in part, by operation of law or otherwise (it being agreed that for purposes of this Lease, assignment shall include, without limitation, the transfer of a majority interest of stock, partnership or other forms of ownership interests, merger or dissolution) or mortgage or pledge the same, or sublet the Premises or any part thereof or permit the Premises to be occupied by any individual or business entity, or any combination thereof, other than Tenant, without the prior written consent of Landlord, which shall not be unreasonably withheld, delayed or conditioned. Any attempt to consummate any of the foregoing without Landlord’s consent shall be of no force or effect. Notwithstanding any subletting or assignment by Tenant hereunder or any provision herein to the contrary, Tenant shall remain fully liable for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed. No assignee or subtenant of the Premises or any portion thereof may assign or sublet the Premises or any portion thereof. Any assignment made by Tenant shall contain a covenant of assumption by the assignee running to Landlord. All reasonable legal fees and expenses incurred by Landlord in connection with any assignment or sublease proposed by Tenant will be paid by Tenant within thirty (30) days of receipt of an invoice from Landlord.
Notwithstanding the foregoing, Tenant shall have the right at any time during the Term of this Lease, without Landlord’s consent but with prior written notice to Landlord and reimbursement of Landlord for all reasonable out of pocket expenses related to review and negotiation of any documentation required by an Affiliate (as hereinafter defined) or its lender, to sublet the Premises, or any portion thereof, to any Affiliate or to assign Tenant’s interest in this Lease to any Affiliate, provided that any sublease or assignment is not a subterfuge by Tenant to avoid its obligations hereunder or the restrictions on transfers under this Article 11 and such Affiliate has a net worth reasonably sufficient to satisfy the obligations hereunder (or the sublease, as applicable) that it is assuming. The term “Affiliate”

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

shall mean an entity that is either (i) a surviving corporation in the event of a merger or consolidation by Tenant (it being agreed that Tenant may engage in any such merger or consolidation whether Tenant or the other entity is the survivor) so long as such survivor owns the majority of the assets of Tenant, (ii) Tenant’s parent corporation, a wholly-owned subsidiary of Tenant or an entity controlled by or under common control with Tenant or (iii) any entity which may acquire all or substantially all of the assets of Tenant. Prior to any such sublease or assignment to an Affiliate, Tenant shall give Landlord notice thereof, together with information reasonably acceptable to Landlord substantiating that such subtenant or assignee is, in fact, an Affiliate as herein provided. Notwithstanding any provisions to the contrary contained in this Article 11, Tenant may not, through the use of any of its rights under this Article 11, through two (2) or more transactions, at one time or over time, whether by first assigning this Lease to an Affiliate and then merging the Affiliate into another entity or selling the stock or other ownership interests of such Affiliate or by other means, assign this Lease or any interest herein or sublease the Premises or any portion thereof, in any manner otherwise prohibited by this Article 11 or otherwise requiring consent of Landlord under this Article 11.
If any Guarantor is acquired or merged with any entity or sells or transfers all or substantially all of such Guarantor’s assets, then, within five (5) days following the effective date of such transaction, Tenant shall cause the entity with the greatest net worth in the ownership structure of the merged, surviving, or acquiring entity (which may be a direct or indirect parent) to assume in writing all of Guarantor’s obligations under its guaranty relating to this Lease. Tenant’s failure to timely deliver such assumption to Landlord shall be default (as defined in Section 13.1) hereunder.
SECTION 11.2        LANDLORD’S RIGHTS. If Tenant desires to sublease any portion of the Premises or assign this Lease to a party which is not an Affiliate, Tenant shall submit to Landlord (a) in writing, the name of the proposed subtenant or assignee, the nature of the proposed subtenant’s or assignee’s business and, in the event of a sublease, the portion of the Premises which Tenant desires to sublease; (b) the proposed date that the subtenant or assignee would begin paying rent (the “Transfer Date”); (c) a current balance sheet and income statement for such proposed subtenant or assignee; (d) a copy of the proposed form of sublease or assignment; (e) any proposed modifications to the Premises, including a code compliant demising plan; and (f) such other information as Landlord may reasonably request (collectively, the “Required Information”). Landlord shall, within thirty (30) days after Landlord’s receipt of the Required Information, deliver to Tenant a written notice (a “Landlord Response”) in which Landlord (i) consents to the proposed sublease or assignment, (ii) withholds its consent to the proposed sublease or assignment, which consent shall not be unreasonably withheld so long as Tenant is not in default hereunder and Landlord has received all Required Information; (iii) terminates this Lease if Tenant is attempting to assign this Lease; or (iv) if Tenant desires to sublease more than fifty percent (50%) of the Premises (except to an Affiliate), terminates this Lease as to the proposed sublease space only. Any failure by Landlord to deliver the Landlord Response within said 30-day period shall be deemed to constitute the election of option (ii) above. As long as no Event of Default has occurred and is continuing, Landlord’s consent to a proposed assignment or sublease shall not be unreasonably withheld. Tenant agrees that it is reasonable for Landlord to withhold its consent to a proposed sublease or assignment based upon, among other factors, the following factors: (i) the business reputation of the proposed subtenant or assignee, (ii) the financial strength or creditworthiness of the proposed subtenant or assignee, (iii) the operations and use of the proposed subtenant or assignee if not for general office use, (iv) the proposed manager of the business operations of the proposed subtenant or assignee, (v) whether Landlord has experienced prior defaults with the proposed assignee or subtenant, (vi) whether the

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

proposed assignee or subtenant is a governmental entity, (vii) the length of the proposed sublease, and/or (viii) if the proposed subtenant or assignee is an existing tenant in the Building or is a prospect that has received a proposal from the Landlord in the prior six (6) months. In lieu of consenting to any such proposed sublease or assignment (and without regard to whether Landlord’s action is “reasonable” or “unreasonable”) Landlord shall have the right, within thirty (30) days after Landlord’s receipt of the Required Information to (1) suspend this Lease as to the space so affected as of the date and for the duration of the proposed sublease or assignment, whereupon Tenant shall be relieved of all obligations hereunder as to such space during such suspension, but after such suspension, Tenant shall once again become liable hereunder as to the relevant space or, (2) if the proposed assignment or sublease is for the remainder of the Term of this Lease, terminate this Lease as to the space so affected as of the Transfer Date, in which event Tenant shall be relieved of any and all further obligations hereunder as to such space, or (3) propose reasonable modifications to the terms of this Lease that Landlord deems reasonably necessary in light of the proposed transfer (and which modifications shall automatically become effective upon the closing of the subject transfer).

SECTION 11.3        LANDLORD’S RIGHTS RELATING TO ASSIGNEE OR SUBTENANT. If this Lease or any part hereof is assigned or the Premises or any part thereof are sublet, Landlord may at its option during the continuance of any Event of Default, collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord by Tenant hereunder. Tenant hereby authorizes and directs any such assignee or subtenant to make such payment of rent directly to Landlord upon receipt of notice from Landlord, and Tenant agrees that any such payments made by an assignee or subtenant to Landlord shall, to the extent of the payments so made, be a full and complete release and discharge of rent owed to Tenant by such assignee or subtenant. No direct collection by Landlord from any such assignee or subtenant shall be construed to constitute a novation or a release of Tenant or any guarantor of Tenant from the further performance of its obligations hereunder. In the event that, following an assignment or subletting, this Lease or the rights and obligations of Tenant hereunder are terminated for any reason, including without limitation in connection with default by or bankruptcy of Tenant, Landlord may, at its option, consider this Lease to be thereafter a direct lease to the assignee or subtenant of Tenant upon the terms and conditions contained in this Lease. Tenant shall pay to Landlord fifty percent (50%) of all rent, compensation, and other consideration in excess of the Basic Annual Rent and Additional Rent that Tenant receives by reason of any assignment, sublease, or other transfer (after deducting Tenant’s reasonable actual out of pocket costs, including market brokerage commissions and tenant improvements), regardless of whether such assignment, sublease, or other transfer is consented to by Landlord or not. Tenant shall make each payment required hereunder to Landlord within five (5) business days following the date that such payment is received by Tenant.
ARTICLE 12
TRANSFERS BY LANDLORD, SUBORDINATION AND
TENANT’S ESTOPPEL CERTIFICATE

SECTION 12.1        SALE OF THE PROPERTY. In the event of any transfer of title to the Property, the transferor shall automatically be relieved and freed of all obligations of Landlord under this Lease accruing after such transfer, provided that the transferee expressly assumes in writing all obligations of Landlord hereunder accruing after the date of such transfer and further provided that if a

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

Security Deposit has been made by Tenant, Landlord shall not be released from liability with respect thereto unless Landlord transfers the Security Deposit to the transferee.
SECTION 12.2        SUBORDINATION, ATTORNMENT AND NOTICE. This Lease is subject and subordinate (i) to each lease of all or any portion of the Property wherein Landlord is the tenant and to the lien of each mortgage and deed of trust encumbering all or any portion of the Property, regardless of whether such lease, mortgage or deed of trust now exists or may hereafter be created, (ii) to any and all advances (including interest thereon) to be made under each such lease, mortgage or deed of trust and (iii) to all modifications, consolidations, renewals, replacements and extensions of each such lease, mortgage or deed of trust (collectively, “Mortgage”). The party having the benefit of a Mortgage or Deed of Trust is referred to as a “Mortgagee.” This clause shall be self-operative, but upon request from a Mortgagee, Tenant shall execute a commercially reasonable subordination agreement in favor of the Mortgagee. In lieu of having the Mortgage be superior to this Lease, a Mortgagee shall have the right at any time to subordinate its Mortgage to this Lease. If requested by a successor-in-interest to all or a part of Landlord’s interest in this Lease, Tenant shall, without charge, attorn to the successor-in-interest. However, in the event of attornment after a foreclosure sale or deed in lieu of foreclosure, no purchaser at such sale, grantee of such deed, or immediate transferee from such purchaser or grantee shall be: (A) liable for any act, omission or default of Landlord; (B) subject to any offsets or defenses that Tenant might have against Landlord or subject to exercise of a right of termination by Tenant that matures prior to the date Mortgagee takes title (other than a right of termination previously arising under either Article 7 or 8); (C) liable for or bound by any Basic Annual Rent or other Rent which Tenant might have paid for more than the current month to Landlord; (D) liable for or obligated to cure any defaults of Landlord that occurred prior to the time that Mortgagee succeeded to the interest of Landlord hereunder ; (E) liable, bound or responsible for or with respect to the retention, application and/or return to Tenant of any security deposit paid to Landlord hereunder, whether or not still held by Landlord, unless and until Mortgagee has actually received for its own account the full amount of such security deposit or cleaning deposit, or (F) liable for or bound by any agreement of Landlord with respect to the completion of any improvements to the Property or Premises or for the payment or reimbursement to Tenant of any contribution to the cost of the completion of any such improvements; or (G) bound by any modification, amendment, surrender or termination of this Lease without Mortgagee’s written consent (other than any modification, amendment, surrender or termination that does not require Mortgagee’s consent pursuant to the terms of the loan documents between Landlord and Landlord’s Mortgagee). Notwithstanding the foregoing, Landlord shall, at or prior to the Commencement Date, secure from Landlord’s present Mortgagee a non-disturbance agreement in the form attached as Exhibit J. Further, any subordination of this Lease to a future Mortgage shall be subject to Tenant’s receipt of a non-disturbance agreement on such future Mortgagee’s standard form.
SECTION 12.3        TENANT’S ESTOPPEL CERTIFICATE. Tenant shall, upon the request of Landlord or any Mortgagee of Landlord, without additional consideration, deliver an estoppel certificate, consisting of reasonable statements required by Landlord, any mortgagee or purchaser of any interest in the Property, which statements may include but shall not be limited to the following: this Lease is in full force and effect, with rental paid through the date specified in the certificate; this Lease has not been modified or amended; Tenant is not aware that Landlord is in default or that Landlord has failed to fully perform all of Landlord’s obligations hereunder; and such other statements as may reasonably be required by the requesting party. If Tenant is unable to make any statements contained in the estoppel certificate because the same is untrue, Tenant shall with specificity state the reason why such statement is untrue.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

Tenant’s failure to provide any estoppel certificate within ten (10) days after the request of Landlord or any Mortgagee of Landlord, and the continuation of such failure for a period of five (5) days after the delivery of a second written notice to Tenant requesting same, shall constitute a default by Tenant hereunder.
ARTICLE 13
DEFAULT

SECTION 13.1        DEFAULTS BY TENANT. The occurrence of any of the events described in subsections 13.1.1 through 13.1.3 shall constitute an Event of Default by Tenant under this Lease.
13.1.1    Failure to Pay Rent. Any failure by Tenant to make a payment of Rent to Landlord within ten (10) days after receipt of notice of non-payment.
13.1.2    Failure to Perform Other Obligations. Any failure by Tenant to observe and perform any provision of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after Landlord gives Tenant written notice of such failure, provided that if such failure by its nature cannot be cured within such thirty (30) day period, Tenant shall not be in default hereunder so long as Tenant commences curative action within such thirty (30) day period, diligently and continuously pursues the curative action and fully cures the failure within a reasonable time after Landlord gives such written notice to Tenant.
13.1.3    Bankruptcy, Insolvency, Etc. Tenant or any Guarantor (i) becomes or is declared insolvent according to any law, (ii) makes a transfer in fraud of creditors according to any applicable law, (iii) assigns or conveys all or a substantial portion of its property for the benefit of creditors or (iv) files a petition for relief, or is the subject of an order for relief, under the Federal Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar law (collectively, “Applicable Bankruptcy Law”) or a receiver or trustee is appointed for Tenant or Guarantor or its property; the interest of Tenant or Guarantor under this Lease is levied on under execution or under other legal process; or any involuntary petition is filed against Tenant or Guarantor under Applicable Bankruptcy Law; provided, however, no action described in this subsection 13.1.3 shall constitute a default by Tenant if Tenant or Guarantor shall vigorously contest the action by appropriate proceedings and shall remove, vacate or terminate the action within sixty (60) days after the date of its inception.
SECTION 13.2        REMEDIES OF LANDLORD.
13.2.1    Termination of Lease. Upon the occurrence of an Event of Default by Tenant hereunder, Landlord may, without judicial process, terminate this Lease by giving written notice thereof to Tenant and, repossess the Premises by process of law. Landlord shall be entitled to recover all loss and damage Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise, including with limitation, accrued Rent to the date of termination and Late Charges, plus (a) interest thereon at the rate established under Section 2.4 above from the date due through the date paid or date of any judgment or award by any court of competent jurisdiction; (b) the unamortized cost of (i) the Construction Allowance, (ii) brokers’ fees and commissions, (iii) attorneys’ fees, (iv) moving allowances, (v) equipment allowances and (vi) any other costs incurred by Landlord in connection with making

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

or executing this Lease; (c) the cost of recovering the Premises (including attorneys’ fees and costs of suit); (d) the costs of reletting the Premises (including, without limitation, advertising costs, brokerage fees, leasing commissions, reasonable attorneys’ fees and refurbishing costs and other costs in readying the Premises for a new tenant); (e) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at a per annum rate equal to the “Prime Rate” as published on the date this Lease is terminated by The Wall Street Journal, Southwest Edition, in its listing of “Money Rates”, minus the then present fair net rental value of the Premises for such period taking into consideration the time required to relet the Premises and the costs to relet the Premises (including broker commissions, concessions and allowances, similarly discounted); and (f) any other sum of money and damages owed by Tenant to Landlord.
13.2.2    Repossession and Re-Entry. Upon the occurrence of an Event of Default by Tenant which remains uncured, Landlord may immediately terminate Tenant’s right of possession of the Premises without terminating this Lease, and, subject to any required judicial process, enter upon the Premises or any part thereof, take absolute possession of the same, expel or remove Tenant and any other person or entity who may be occupying the Premises and change the locks. If Landlord terminates Tenant’s possession of the Premises under this subsection 13.2.2, (i) Landlord shall have no obligation to tender to Tenant a key for new locks installed in the Premises, (ii) Tenant shall have no further right to possession of the Premises, and (iii) Landlord shall have the right to relet the Premises or any part thereof on such terms as Landlord deems advisable, subject to any obligation to mitigate damages imposed by applicable law. Any rent received by Landlord from reletting the Premises or a part thereof shall be applied first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord (in such order as Landlord shall designate), second, to the payment of any cost of such reletting, including, without limitation, refurbishing costs, reasonable attorneys’ fees, advertising costs, brokerage fees and leasing commissions and third, to the payment of Rent due and unpaid hereunder (in such order as Landlord shall designate), and Tenant shall satisfy and pay to Landlord any deficiency upon demand therefor. No such re-entry or taking of possession of the Premises by Landlord shall be construed as an election by Landlord to terminate this Lease unless a written notice of such termination is also given to Tenant pursuant to subsection 13.2.1 above. If Landlord relets the Premises, either before or after the termination of this Lease, all such rentals received from such lease shall be and remain the exclusive property of Landlord. Landlord may, without notice, remove and either dispose of or store, at Tenant’s expense, any property belonging to Tenant that remains in the Premises after Landlord has regained possession thereof. TENANT KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LAWSUIT BROUGHT BY LANDLORD TO RECOVER POSSESSION OF THE PREMISES FOLLOWING LANDLORD’S TERMINATION OF THIS LEASE OR THE RIGHT OF TENANT TO POSSESSION OF THE PREMISES PURSUANT TO THE TERMS OF THIS LEASE AND ON ANY CLAIM FOR DELINQUENT RENT WHICH LANDLORD MAY JOIN IN ITS LAWSUIT TO RECOVER POSSESSION.
13.2.3    Cure of Default. Upon the occurrence of an Event of Default hereunder by Tenant, Landlord may enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant’s obligations under this Lease.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

13.2.4    Continuing Obligations. No repossession of or re-entering upon the Premises or any part thereof pursuant to subsection 13.2.2 or 13.2.3 above or otherwise and no reletting of the Premises or any part thereof pursuant to subsection 13.2.2 above shall relieve Tenant or any Guarantor of its liabilities and obligations hereunder, all of which shall survive such repossession or re-entering. In the event of any such repossession of or re-entering upon the Premises or any part thereof by reason of the occurrence of a default, Tenant will continue to pay to Landlord all Rent which is required to be paid by Tenant, provided that all payments of Rent shall be applied by Landlord as a credit against Tenant’s remaining and outstanding obligations under this Lease.
13.2.5    Cumulative Remedies. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy set forth herein or otherwise available to Landlord at law or in equity and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. In addition to the other remedies provided in this Lease and without limiting the preceding sentence, Landlord shall be entitled, to the extent permitted by applicable law, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Lease, or to a decree compelling performance of any of the covenants, agreements, conditions or provisions of this Lease.
13.2.6    Mitigation of Damages. In connection with Landlord’s pursuit of its remedies following Tenant’s Event of Default, Landlord shall use good faith efforts to attempt to mitigate its damages. For purposes of determining any recovery of rent or damages by Landlord that depends upon what Landlord could collect by using reasonable efforts to relet the Premises, whether the determination is required under subsections 13.2.1 or 13.2.2 or otherwise, it is understood and agreed that:
(a)Landlord may reasonably elect to lease other comparable, available space in the Building, if any, before reletting the Premises.
(b)Landlord may reasonably decline to incur out-of-pocket costs to relet the Premises, other than customary leasing commissions and legal fees for the negotiation of a lease with a new tenant.
(c)Landlord may reasonably decline to relet the Premises at rental rates below then prevailing market rental rates, because of the negative impact lower rental rates would have on the value of the Building and because of the uncertainty of actually receiving from Tenant the greater damages that Landlord would suffer from and after reletting at the lower rates.
(d)Before reletting the Premises to a prospective tenant, Landlord may reasonably require the prospective tenant to demonstrate the same financial wherewithal that Landlord would require as a condition to leasing other space in the Building to prospective tenant.
(e)Identifying a prospective tenant to relet the Premises, negotiating a new lease with such tenant and making the Premises ready for such tenant will take time, depending upon market conditions when the Premises first

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

become available for reletting, and during such time no one can reasonably expect Landlord to collect anything from reletting.
SECTION 13.3        DEFAULTS BY LANDLORD. Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder and such failure continues for a period of thirty (30) days after Tenant gives written notice to Landlord and each mortgagee who has a lien against any portion of the Property and whose name and address has been provided to Tenant stating that (a) Landlord is in breach of this Lease and (b) describing the breach with specificity, provided that if such failure cannot reasonably be cured within such thirty (30) day period, Landlord shall not be in default hereunder if the curative action is commenced within such thirty (30) day period and is thereafter diligently pursued until cured.
SECTION 13.4        LANDLORD’S LIABILITY. If Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the right, title and interest of Landlord in the Property as the same may then be encumbered and the Project’s accounts and leases and Landlord shall not be liable for any deficiency. In no event shall Landlord be liable to Tenant for consequential or special damages by reason of a failure to perform (or a default) by Landlord hereunder or otherwise. In no event shall Tenant have the right to levy execution against any property of Landlord other than its interest in the Property as above provided. Landlord shall not be liable to Tenant for any claims, actions, demands, costs, expenses, damage or liability of any kind which (a) are caused by (i) tenants or any persons either in the Premises or elsewhere in the Building (unless occurring in the Common Areas and caused by Landlord’s negligence), (ii) occupants of property adjacent to the Building or Common Areas, (iii) the public, or (iv) the construction of any private, public or quasi-public work, or (b) are caused by any theft or burglary at the Premises or the Property. Further, Tenant specifically agrees Landlord shall not be liable for any damages or expenses of whatever kind arising out of or caused by a burglary, theft, vandalism, malicious mischief, or other illegal acts perfomed in, at or from the Property unless due to Landlord’s gross negligence or willful misconduct.
ARTICLE 14
NOTICES

Any notice or communication required or permitted in this Lease shall be given in writing, sent by (a) personal delivery (b) expedited delivery service, or (c) United States mail, postage prepaid, registered or certified mail, return receipt requested, each addressed as set forth in the Basic Lease Information or to such other address or to the attention of such other person as shall be designated from time to time in writing by the applicable party and sent in accordance herewith. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service, mail or electronic mail, as of the date of first attempted delivery at the address and in the manner provided herein. Reference is made to Section 13.3 of this Lease for other provisions governing notices.
ARTICLE 15
MISCELLANEOUS PROVISIONS

SECTION 15.1        BUILDING NAME AND ADDRESS. Tenant shall not, without the prior written consent of Landlord, use the name of the Building for any purpose other than as the address of the business to be conducted by Tenant in the Premises and in no event shall Tenant acquire any rights in or

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

to such names. Landlord shall have the right at any time to change the name, number or designation by which the Building is known.
SECTION 15.2        SIGNAGE.
15.2.1    Interior Signage. Landlord shall maintain a tenant directory in the main Building lobby, and shall provide Tenant one identification strip in such directory, setting forth Tenant’s name and location. Tenant shall not otherwise inscribe, paint, affix, or display any signs, advertisements or notices on or in the Building or the Premises, except for such tenant identification information approved in advance and in writing by Landlord and installed adjacent to the access door or doors to the Premises. Landlord may withhold approval of any Tenant sign if necessary, in Landlord’s discretion, to preserve aesthetic standards for the Building. All signs permitted hereunder shall constitute Installations and shall be subject to the provisions of subsection 6.3.3, including without limitation Landlord’s rights under such subsection to perform and charge for the work necessary to complete Installations.
15.2.2    Exterior Signage.
(a)    Subject to this subsection, Tenant shall have the right (the “Top of Garage Signage Right”) to install an exterior sign of the size and elevation level shown on Exhibit I (the “Top of Garage Signage”). The Top of Garage Signage shall face either 13th Avenue or Demonbreun Street, at Landlord’s election. If the Top of Garage Signage faces Demonbreun Street, it will be located on the corner of the Building under the outdoor terrace. The Top of Garage Signage shall be subject to existing codes. Tenant shall maintain its signage in first class condition, including prompt replacement of burned out lighting elements. Tenant shall be responsible for the costs of installation, maintenance, and removal of such signage. Any damage to the Building or related structure, upon installation, maintenance, or removal of such sign shall be Tenant’s sole responsibility and shall be repaired and restored to Landlord’s specifications, at Tenant’s sole expense. Upon the expiration or earlier termination of this Lease, Tenant will remove all of its signage. Upon removal of its signage, Tenant shall repair Building facade and all other areas affected by such signage to a condition acceptable to Landlord. If during any remodeling, repair, or expansion of the Building, it becomes necessary for Landlord to remove any of Tenant’s signage, or to install scaffolding or other aids for performing such work that obscures Tenant’s signage in whole or part, then Landlord may temporarily do so as long as Landlord replaces such signage as soon as reasonably possible at Landlord's expense. The signage right under this subsection 15.2.2 shall be personal to Tenant and nontransferable except for an Affiliate assignment.
(b)    Any time after December 31, 2022, unless Tenant is leasing at least 60,000 rentable square feet in the Building, if a third party tenant has executed a lease for an initial term of at least five (5) years for more space in Building than Tenant, Landlord shall have the ongoing right to terminate the Top of Garage Signage Rights. If Tenant is leasing at least 60,000 rentable square feet, Landlord shall not have the right to terminate the Top of Garage Signage Right pursuant to this subsection.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

(c)    On the Commencement Date and on each anniversary thereof as long as the Top of Garage Signage Right is in effect (regardless of whether the Top of Garage Signage is actually installed) Tenant shall pay Landlord the Signage Fee. The “Signage Fee” shall initially be $35,000 and shall increase each year by 2.5%.
15.2.3    All signs permitted under this Section 15.2 shall constitute Installations and shall be subject to the provisions of subsection 6.3.3, including without limitation Landlord’s rights under such subsection to perform and charge for the work necessary to complete Installations.
SECTION 15.3        NO WAIVER. No waiver by Landlord or Tenant of any provision of this Lease shall be deemed to have been made unless such waiver is expressly stated in writing signed by the waiving party. No waiver by Landlord or Tenant of any breach by the other party shall be deemed a waiver of any subsequent breach of the same or any other provision. The failure of Landlord or Tenant to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a future waiver thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Rent due under this Lease shall be deemed to be other than on account of the earliest Rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy which may be available to Landlord.
SECTION 15.4        APPLICABLE LAW. This Lease shall be governed by and construed in accordance with the laws of the State of Tennessee.
SECTION 15.5        COMMON AREAS. “Common Areas” shall mean all areas, spaces, facilities and equipment (whether or not located within the Building) made available by Landlord for the common and joint use of Landlord, Tenant and others designated by Landlord using or occupying space in the Building, including but not limited to, tunnels, walkways, sidewalks and driveways necessary for access to the Building, Building lobbies, the Parking Facilities, landscaped areas, public corridors, public rest rooms, Building stairs, elevators open to the public, service elevators (provided that such service elevators shall be available only for tenants of the Building and others designated by Landlord), drinking fountains and any such other areas and facilities as are designated by Landlord from time to time as Common Areas. “Service Corridors” shall mean all loading docks, loading areas and all corridors that are not open to the public but which are available for use by Tenant and others designated by Landlord. “Service Areas” will refer to areas, spaces, facilities and equipment serving the Building (whether or not located within the Building) but to which Tenant and other occupants of the Building will not have access, including, but not limited to, mechanical, telephone, electrical and similar rooms and air and water refrigeration equipment. Tenant is hereby granted a nonexclusive right to use the Common Areas and Service Corridors during the Term of this Lease for their intended purposes, in common with others designated by Landlord, subject to the terms and conditions of this Lease, including, without limitation, the Rules and Regulations and the Parking Agreement attached hereto as Exhibit F. The Building, Common Areas, Service Corridors and Service Areas will be at all times under the exclusive control, management and operation of Landlord. Landlord reserves the right to license portions of the Common Areas to vendors who provide services to tenants of the Building, including without limitation, vending machines. Tenant agrees and acknowledges that the Premises (whether consisting of less than one floor

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

or one or more full floors within the Building) do not include, and Landlord hereby expressly reserves for its sole and exclusive use, any and all mechanical, electrical, telephone and similar rooms, janitor closets, elevator, pipe and other vertical shafts and ducts, flues, stairwells, any area above the acoustical ceiling and any other areas not specifically shown on Exhibit B as being part of the Premises. Freight elevators, hoists and loading dock may be used by Tenant and Tenant’s vendors and contractors at no charge during construction and move in and thereafter during Business Hours. Use of same shall be coordinated through Landlord or its property manager, shall be subject to reasonable rules, and shall be on a non-exclusive and reasonable basis.
SECTION 15.6        SUCCESSORS AND ASSIGNS. Subject to Article 11 hereof, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.
SECTION 15.7        BROKERS. Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than Tenant’s Broker and Landlord’s Broker as set forth in the Basic Lease Information, and that it knows of no other real estate brokers or agents who are or claim to be entitled to a commission in connection with this Lease. Tenant agrees to defend, indemnify and hold harmless Landlord from and against any liability or claim, whether meritorious or not, arising with respect to any such broker and/or agent known to Tenant and not so named and claiming to be entitled to a commission by, through or under Tenant. Landlord has agreed to pay the fees of Tenant’s Broker and Landlord’s Broker strictly in accordance with and subject to the terms and conditions of a separate written commission agreement.
SECTION 15.8        SEVERABILITY. If any provision of this Lease or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the application of such provisions to other persons or circumstances and the remainder of this Lease shall not be affected thereby and shall be enforced to the greatest extent permitted by law.
SECTION 15.9        EXAMINATION OF LEASE/COUNTERPARTS. Submission by Landlord of this instrument to Tenant for examination or signature does not constitute a reservation of or option for lease. This Lease will be effective as a lease only upon execution by and delivery to both Landlord and Tenant. This Lease may be executed in multiple counterparts, each of which shall be an original, but all of which together shall constitute but one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Lease and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.
SECTION 15.10    TIME. Time is of the essence in this Lease and in each and all of the provisions hereof. Whenever a period of days is specified in this Lease, such period shall refer to calendar days unless otherwise expressly stated in this Lease. If any date provided under this Lease for performance of an obligation or expiration of a time period is a Saturday, Sunday or a holiday generally recognized by businesses, the obligation shall be performed or the time period shall expire, as the case may be, on the next succeeding business day.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

SECTION 15.11    DEFINED TERMS AND MARGINAL HEADINGS. The words “Landlord” and “Tenant” as used herein shall include the plural as well as singular. If more than one person is named as Tenant, the obligations of such persons are joint and several. The headings and titles to the articles, sections and subsections of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease.
SECTION 15.12    AUTHORITY. Landlord and Tenant and each person signing this Lease on behalf of such party represents to the other party as follows: Such party, if a corporation, limited liability company, limited partnership, or partnership is duly formed and validly existing under the laws of the state of its formation and is duly qualified to do business in the State of Tennessee. Tenant has all requisite power and all governmental certificates of authority, licenses, permits, qualifications and other documentation to lease the Premises and to carry on its business as now conducted and as contemplated to be conducted. Each person signing on behalf of Landlord or Tenant is authorized to do so. The foregoing representation in this Section 15.12 shall also apply to any corporation, limited liability company, limited partnership, or partnership which is a general partner or joint venturer of Tenant.
SECTION 15.13    FORCE MAJEURE. Whenever a period of time is herein prescribed for action to be taken by Landlord or Tenant, the party taking the action shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, Legal Requirements, pandemic or any other causes which are beyond the reasonable control of such party (each a “Force Majeure Event”); provided, however, in no event shall the foregoing apply to the financial obligations of either Landlord or Tenant to the other under this Lease, including Tenant’s obligation to pay Basic Annual Rent, Additional Rent or any other amount payable to Landlord hereunder (“Rent”). To the extent a party is unable to perform its obligations under this Lease on account of a Force Majeure Event, including but not limited to providing access to the Building or satisfying operating covenants, the performance of such obligations shall be waived and there shall be no reduction in Rent during the continuance of such Force Majeure Event.
SECTION 15.14    NO RECORDING. This Lease shall not be recorded.
SECTION 15.15    PARKING. Exhibit F attached hereto sets forth agreements between Landlord and Tenant relating to parking.
SECTION 15.16    ATTORNEYS’ FEES. In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorneys’ fees and costs incurred in such action (including, without limitation, all costs of appeal) and such amount shall be included in any judgment rendered in such proceeding.
SECTION 15.17    SURVIVAL OF INDEMNITIES. Each indemnity agreement and hold harmless agreement contained herein shall survive the expiration or termination of this Lease.
SECTION 15.18    INTENTIONALLY OMITTED.
SECTION 15.19    CONFIDENTIALITY. Tenant and Landlord acknowledge that the terms and conditions of the Lease are to remain confidential for Landlord’s benefit and may not be disclosed by Tenant to anyone, by any manner or means, directly or indirectly, without Landlord’s prior written consent; however, Tenant may disclose the terms and conditions of the Lease if required by any Legal

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

Requirement, in connection with a dispute between Landlord and Tenant, and to its attorneys, accountants, employees and existing or prospective financial partners provided same are advised by Tenant of the confidential nature of such terms and conditions and agree to maintain the confidentiality thereof (in each case, prior to disclosure). Tenant shall be liable for any disclosures made in violation of this Section by Tenant or by any entity or individual to whom the terms of and conditions of the Lease were disclosed or made available by Tenant. The consent by Landlord to any disclosures shall not be deemed to be a waiver on the part of Landlord of any prohibition against any future disclosure.
SECTION 15.20    DIGITAL RECORDS. This Lease is hereby further amended to provide that Landlord and Tenant agree to accept a digital image of this Lease, as executed, as a true and correct original and admissible for the purposes of state law, Federal Rule of Evidence 1002, and like statutes and regulations.
SECTION 15.21    INTENTIONALLY OMITTED.
SECTION 15.22    INTENTIONALLY OMITTED.
SECTION 15.23    DISCLAIMER OF WARRANTIES. Landlord and Tenant expressly disclaim any implied warranty that the Premises are suitable for Tenant’s intended commercial purpose, and Tenant’s obligation to pay Rent under this Lease is not dependent upon the condition of the Premises or the performance by Landlord of its obligations under this Lease, and, except as otherwise expressly provided in this Lease, Tenant shall continue to pay the Rent, without abatement, setoff, deduction, notwithstanding any breach by Landlord of its duties or obligations under this ease, whether express or implied.
SECTION 15.24    OFAC. Landlord and Tenant hereby represent and warrant to the other that they are not (i) the target of any sanctions program that is established by Executive Order of the President or published by the Office of Foreign Assets Control, U.S. Department of the Treasury (“OFAC”); (ii) designated by the President or OFAC pursuant to the Trading with the Enemy Act, 50 U.S.C. App. § 5, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701-06, the Patriot Act, Public Law 107-56, Executive Order 13224 (September 23, 2001) or any Executive Order of the President issued pursuant to such statutes; or (iii) named on the following list that is published by OFAC: “List of Specially Designated Nationals and Blocked Persons.”
SECTION 15.25    FINANCIAL STATEMENTS AND CREDIT REPORTS. At Landlord’s request from time to time, Tenant shall deliver to Landlord a copy, certified by an officer of Tenant as being a true and correct copy, of Tenant’s most recent audited financial statement, or, if unaudited, certified by Tenant’s chief financial officer as being true, complete and correct in all material respects. Tenant hereby authorizes Landlord to obtain one or more credit reports on Tenant at any time, and shall execute such further authorizations as Landlord may reasonably require in order to obtain a credit report.
SECTION 15.26    ENTIRE AGREEMENT. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or supplemented except by an agreement in writing signed by the parties hereto or their respective successors in interest.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

SECTION 15.27    No Light, Air or View Easement. This Lease does not create, nor shall Tenant have, any easement, express or implied, or any other right for light, air or view to or from the Premises. Any reduction or blockage of light, air or view by any structure which may be erected after the Date of Lease shall in no way effect this Lease, the obligations of Tenant hereunder or impose any additional liability on Landlord.
SECTION 15.28    TENANT REQUIREMENTS FOR LEED. Tenant shall not use or operate the Premises in any manner that will cause the Project or any part thereof not to conform with Landlord’s sustainability practices or the certification of the Project issued pursuant to the U.S. Green Building Council’s Leadership in Energy and Environmental Design (“LEED”) rating system standards attached as Exhibit H to this Lease. Tenant shall reasonably cooperate with Landlord to comply with future or ongoing LEED requirements including achieving “LEED - existing building” certification or other recognized sustainability certifications or standards, including implementing reasonable sustainability measures for the Project that Landlord deems consistent with Class A multi-story office buildings of the same age and quality in the Nashville downtown and “South Gulch” submarket.

[SIGNATURE PAGE FOLLOWS]
IN WITNESS WHEREOF, the parties hereto have executed and delivered this Lease effective as of the Date of Lease set forth in the Basic Lease Information.

LANDLORD:
1222 DEMONBREUN, LP, a Texas limited partnership
By:	/s/ Jamil Alam
Name:	Jamil Alam
Title:	EVP

TENANT:
REVANCE THERAPEUTICS, INC., a Delaware corporation
By:	/s/ Mark J. Foley
Name:	Mark J. Foley
Title:	President and Chief Executive Officer

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

Addendum #1

LETTER OF CREDIT

A.    Within fifteen (15) days of execution of this Lease, Tenant shall deliver to Landlord a letter of credit the issuer of which shall have the offices in the continental United States, in the amount of $2,200,000 (the “LC Amount”). Such letter of credit, together with any additional letters of credit required herein, and any renewals or replacements thereof (collectively, the “Letter of Credit”) shall be clean, unconditional, irrevocable, transferable, and in the form attached as Appendix 1.

B.    Tenant shall keep the Letter of Credit in full force and effect at all times during the Term and for thirty (30) days after the expiration of the Term. The initial Letter of Credit shall expire no sooner than twelve (12) months from the date thereof. The Letter of Credit must be satisfactorily renewed or replaced with replacement letters of credit meeting all of the above requirements except that the expiration date shall be no less than twelve (12) months from the date of issuance. Such renewal or replacement letters of credit must be in Landlord’s possession no later than thirty (30) days prior to the expiration of the then current letter of credit. Tenant shall be responsible for obtaining such renewal or replacement Letter of Credit at its sole expense. Failure to renew the Letter of Credit in accordance with the foregoing will entitle Landlord to present the Letter of Credit for payment, without providing Tenant any notice or opportunity to cure, and the entire sum drawn thereunder shall be held by Landlord as provided in subsection G, below.

C.    Tenant understands that Landlord is relying upon the financial condition of the issuer of the Letter of Credit, as a primary inducement to Landlord to lease the Premises to Tenant. In the event Moody’s rating on the issuer’s long term senior debt becomes less than Baa2 while the Letter of Credit is outstanding, Landlord may notify Tenant of such fact, and Tenant shall have five (5) days from the date of such notice within which to either (i) secure the Letter of Credit with additional collateral acceptable to Landlord in its sole discretion; (ii) provide a substitute letter of credit in the same form as the Letter of Credit but issued by a banking institution reasonably satisfactory to Landlord having its senior long term debt rated at least Baa2 by Moody’s or equivalent rating service; or (iii) have the Letter of Credit confirmed by a banking institution reasonably satisfactory to Landlord having its senior long term debt rated at least Baa2 by Moody’s or equivalent rating service. Failure to do one of the foregoing within such time shall constitute a default under this Lease and shall entitle Landlord to present the Letter of Credit for payment if the default ripens into an Event of Default, and the entire sum drawn thereunder shall be held by Landlord as provided in subsection G, below.

D.    In the event of a transfer of Landlord’s interest in the Building, Landlord shall have the right to transfer the Letter of Credit to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of said Letter of Credit to a new landlord. Should the issuer of the Letter of Credit impose a transfer fee in connection with the change of the beneficiary under the Letter of Credit, Landlord shall pay up to $1,000 of such fee and Tenant shall pay any amount in excess of $1,000. Tenant shall fund such amount within ten (10) days of demand by Landlord and the failure to do so shall be deemed an Event of Default under Section 13.1.1 of the Lease without benefit of further notice and cure.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

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E.    Tenant covenants that it will not assign or encumber the Letter of Credit or any part thereof and that neither Landlord nor its successors or assigns will be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

F.    Should an Event of Default by Tenant occur and remain uncured under this Lease, in addition to any or all of its other remedies contained in this Lease, Landlord shall have the right (but not the obligation) to present the Letter of Credit for payment and to draw thereon, in whole or in part. In the event of any such draw, Tenant shall forthwith provide Landlord with an additional letter of credit in an amount sufficient to restore the aggregate amounts of the Letter(s) of Credit held by Landlord to the LC Amount.

G.    Landlord may use or apply the whole or any part of the amounts drawn on the Letter of Credit (the “Proceeds”) for the payment of Tenant’s obligations under this Lease. Any Proceeds not otherwise applied to amounts then due Landlord shall serve as security provided by a third party for the prompt, full, and faithful performance by Tenant of the terms and provisions of this Lease. Tenant’s obligation to furnish the Letter of Credit and any use, application or retention by Landlord of all or any part of the Proceeds shall not be deemed in any way to constitute liquidated damages for any default by Tenant, or to limit the remedies to which Landlord is otherwise entitled under the terms of this Lease. In the event the Proceeds are reduced below the LC Amount by such use or application, Tenant shall deposit with Landlord, within ten (10) days after notice, an amount sufficient to restore the amount of the Proceeds to the LC Amount. Landlord shall not be required to keep the Proceeds separate from Landlord’s general funds or pay interest on the Proceeds. Provided Tenant has performed all of its obligations under this Lease, any remaining portion of the Proceeds shall be returned to Tenant within thirty (30) days subsequent to the expiration date of the term of this Lease. No trust or fiduciary relationship is created herein between Landlord and Tenant with respect to the Proceeds. If Landlord transfers the Premises during the Term of this Lease, Landlord may pay the Proceeds to Landlord’s successor-in-interest, in which event the transferring Landlord shall be released from all liability for the return of the Proceeds.

H.    Commencing on the later to occur of (1) the date the FDA approves daxibotulinumtoxinA for Injection (DAXI), and (2) the first day of Month 31 following the Commencement Date (the “Reduction Date”), the LC Amount shall be reduced by $275,000 on the Reduction Date and each anniversary of the Reduction Date thereafter for the remainder of the Term; provided however, no such reduction in the LC Amount shall occur at any time when Tenant has failed to perform any of its obligations under the under the Lease, regardless of whether any applicable notice or cure periods have expired.

I.    Landlord shall return the Letter of Credit to Tenant within thirty (30) days following the expiration of the term of this Lease; provided however, no such release shall occur at any time when Tenant has failed to perform any of its obligations under the under this Lease, regardless of whether any applicable notice or cure periods have expired.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

2

APPENDIX 1

RREVOCABLE STANDBY LETTER OF CREDIT

LETTER OF CREDIT NO.:
DATE:                , 20__
ISSUING BANK:
    ADDRESS:

    FACSIMILE NO.:
EXPIRATION DATE:            , 20__, AT OUR COUNTERS
AMOUNT:                             US DOLLARS ($        )
BENEFICIARY:
ADDRESS:

FACSIMILE NO.:

WE HEREBY ESTABLISH IN YOUR FAVOR OUR IRREVOCABLE LETTER OF CREDIT NO.         IN THE AMOUNT OF              US DOLLARS ($            ) FOR THE ACCOUNT OF [TENANT]. DRAW(S) UP TO THE MAXIMUM AGGREGATE AMOUNT AVAILABLE UNDER THIS LETTER OF CREDIT, ARE PAYABLE BY US WITHIN TWO BUSINESS DAYS AFTER OUR RECEIPT ON OR PRIOR TO OUR CLOSE OF BUSINESS ON THE EXPIRATION DATE, OF ONE OR MORE DRAW STATEMENTS PURPORTEDLY SIGNED BY YOUR AUTHORIZED OFFICER OR REPRESENTATIVE OR, IF THIS LETTER OF CREDIT IS TRANSFERRED, BY AN AUTHORIZED OFFICER OR REPRESENTATIVE OF ANY TRANSFEREE BENEFICIARY. EACH DRAW STATEMENT SHOULD BE ADDRESSED TO US, REFERENCE THIS LETTER OF CREDIT BY NUMBER, SPECIFY THE AMOUNT OF THE DRAW REQUEST, SET FORTH WIRE TRANSFER INSTRUCTIONS AND CONTAIN, IN SUBSTANCE, THE FOLLOWING STATEMENT (WITH THE AMOUNT OF THE DRAW REQUEST AND WIRE TRANSFER INSTRUCTIONS COMPLETED): “BENEFICIARY HEREBY DRAWS ON LETTER OF CREDIT NO.             IN THE AMOUNT OF $______________. FUNDS IN RESPECT OF THIS DRAW REQUEST SHOULD BE WIRE TRANSFERRED TO ___________ BANK, ROUTING NO. __________, ACCOUNT NO. ____________ FOR CREDIT TO THE ACCOUNT OF ____________________________.” NO FURTHER INFORMATION SHALL BE REQUIRED ON SUCH DEMAND.

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

3

THIS LETTER OF CREDIT SHALL INITIALLY EXPIRE ON         , 20___. SUCH EXPIRATION DATE SHALL BE AUTOMATICALLY EXTENDED WITHOUT NOTICE OR AMENDMENT FOR PERIODS OF ONE (1) YEAR, BUT IN NO EVENT LATER THAN             , 20___, UNLESS AT LEAST SIXTY (60) DAYS BEFORE ANY EXPIRATION DATE, WE NOTIFY YOU BY REGISTERED MAIL OR OVERNIGHT COURIER SERVICE AT YOUR ADDRESS ABOVE (OR ANY OTHER ADDRESS OF WHICH YOU PROVIDE US NOTICE AT OUR ADDRESS SET FORTH ABOVE), THAT THIS LETTER OF CREDIT IS NOT EXTENDED BEYOND THE CURRENT EXPIRATION DATE. UPON RECEIPT BY YOU OF SUCH NOTIFICATION, YOU MAY DRAW ON THIS LETTER OF CREDIT AS SET FORTH ABOVE, PROVIDED THAT THE AMOUNT OF YOUR DRAW SHALL NOT EXCEED THE TOTAL AMOUNT AVAILABLE FOR PAYMENT HEREUNDER.

DRAW REQUESTS NEED NOT BE PRESENTED AS ORIGINALS AND MAY BE SUBMITTED IN PERSON, BY COURIER, BY MAIL OR BY FACSIMILE TO OUR ADDRESS OR FACSIMILE NUMBER STATED ABOVE AND THE ORIGINAL LETTER OF CREDIT NEED NOT BE PRESENTED AT OUR OFFICES AS A CONDITION OF FUNDING A DRAW REQUEST.

THIS LETTER OF CREDIT IS TRANSFERABLE ONE OR MORE TIMES IN WHOLE BUT NOT IN PART UPON OUR RECEIPT OF A TRANSFER REQUEST IN THE FORM ATTACHED AS EXHIBIT A, SIGNED BY THE THEN CURRENT BENEFICIARY. THE CHARGE FOR EACH TRANSFER IS LIMITED TO 0.25% OF THE THEN CURRENT AMOUNT AVAILABLE FOR DRAW UNDER THIS LETTER OF CREDIT.

THIS LETTER OF CREDIT IS GOVERNED BY THE INTERNATIONAL STANDBY PRACTICES 1998 (ICC PUBLICATION NO. 590), EXCEPT TO THE EXTENT THE SAME WOULD BE INCONSISTENT WITH THE EXPRESS PROVISIONS HEREOF. WE HEREBY WAIVE AND DISCLAIM RIGHTS OF SUBROGATION IN RESPECT OF ANY DRAW MADE BY YOU, WHETHER ARISING UNDER THE UNIFORM COMMERCIAL CODE OR OTHERWISE.

AUTHORIZED OFFICER

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

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EXHIBIT A
Transfer Form

[ISSUER TO ATTACH ISSUER’S STANDARD TRANSFER FORM]

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB

5

Addendum #2

TEMPORARY PREMISES

Commencing on the later of (a) completion of the Temporary Premises; and (b) the date of this Lease (the “Temporary Occupancy Date”), Landlord shall allow Tenant to occupy Suite 1001 of the Building containing 6,788 rentable square feet (the “Temporary Space”) until the Commencement Date. Such occupancy shall be upon all of the terms and conditions of this Lease, except for the following:
1.    Commencing on the earlier to occur of the earlier to occur of (a) the date Landlord delivers the Premises; and (b) one hundred eighty (180) days after the Temporary Occupancy Date, Tenant shall be required to pay Basic Rent in the amount of $18,949.83 per month ($33.50 per annum per rentable square foot in the Temporary Premises), plus Tenant’s Temporary Share of Operating Expenses and Taxes. “Tenant’s Temporary Share” means 2.05%, which is the percentage obtained by dividing (a) the 6,788 rentable square feet in the Temporary Premises) by (b) the 330,475 rentable square feet in the Project.
2.    Tenant shall occupy the Temporary Premises on an “as is where is” basis. Tenant shall not have the right to make any alterations to the Temporary Premises. Tenant shall have the right to run phone lines and cabling to the minimum extent necessary for Tenant to operate for business in the Temporary Premises. No penetrations shall be permitted, except as may be required by code.
3.    Landlord may relocate Tenant to other space in the Building if Landlord has opportunity to lease the Temporary Premises to another tenant.
4.    Tenant to provide furniture at its own cost for temporary space and to remove prior to surrender. Tenant may establish internet and other services as needed to provide for use of the temporary space.
5.    Tenant shall surrender the Temporary Premises no later than the Commencement Date. In the event Tenant fails to do so, the same shall constitute a default and in addition to any other remedies to which Landlord may be entitled, Tenant shall pay holdover rent thereon calculated as set forth in Section 1.4.
6.    Subject to Exhibit F Tenant shall license 2.76 parking access cards/1,000 square feet of Temporary Premises Rentable Area, consisting of the following:
16     Unreserved
2    Reserved

Tenant Name: Revance Therapeutics, Inc.
Building Name: 1222 Demonbreun
Landlord	Initials:	JA
Tenant		BB